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                                                                   Exhibit 10.25

                                 TRUST INDENTURE

                                     BETWEEN

                        PINELLAS COUNTY INDUSTRY COUNCIL

                                       AND

                        BARNETT BANKS TRUST COMPANY, N.A.

                             Dated December 17, 1987

                   $1,800,000 Pinellas County Industry Council
                Industrial Development Revenue Bond, Series 1987
                         (Aerosonic Corporation Project)

                          This Instrument Prepared By:

                            Michael D. Williams, Esq.
                         BRYANT, MILLER AND OLIVE, P.A.
                       Suite 500, 201 South Monroe Street
                           Tallahassee, Florida 32301

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Parties ...................................................................    1
Recitals ..................................................................    1
Form of Bond ..............................................................    3
Granting Clause ...........................................................   12

                                    Article I

Definitions ...............................................................   15

                                   Article II
                                    The Bonds

Section 201.    Authorized Amount of Bonds ................................   24
Section 202.    Description of Bonds ......................................   24
Section 203.    Execution and Authentication of Bonds .....................   27
Section 204.    Form of Bonds .............................................   31
Section 205.    Registration and Exchange of Bonds; Persons
                   Treated as Owners ......................................   31
Section 206.    Bonds Mutilated, Destroyed, Stolen or Lost ................   32
Section 207.    Issuance of Other Obligations .............................   32

                                   Article III
                                Creation of Funds

Section 301.    Creation of Funds .........................................   33
Section 302.    Bond Fund .................................................   33
Section 303.    Construction Fund .........................................   33
Section 304.    Security for Funds ........................................   33

                                Article IV
                  Custody and Application of Proceeds of Bonds

Section 401.    Custody of Proceeds .......................................   34
Section 402.    Application of Bond Proceeds ..............................   34

                                    Article V
                       Application of Financing Payments,
                      Application of Deposits to the Funds

Section 501.    Source of Payment of Bonds ................................   35
Section 502.    Deposits to the Bond Fund .................................   35

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                                                                            Page
                                                                            ----
Section 503.    Application of Moneys in the Bond Fund ....................   35
Section 504.    Release to Funds Upon Payment of Bonds ....................   38
Section 505.    Charge ....................................................   38
Section 506.    Repayment to the Company from the Funds ...................   38

                                   Article VI
                                General Covenants

Section 601.    Payment of Principal and Interest .........................   39
Section 602.    Performance of Covenants; Authority .......................   39
Section 603.    Right to Finance Project; Instruments of Further
                   Assurance ..............................................   39
Section 604.    Filing, Re-Filing of Supplements ..........................   40
Section 605.    Payment of Taxes, Charges .................................   40
Section 606.    Insurance .................................................   40
Section 607.    Recordation of Agreement, Indenture and Security
                   Instruments ............................................   40
Section 608.    Inspection of Books .......................................   40
Section 609.    Maintenance of Existence ..................................   40
Section 610.    Rights Under Agreement ....................................   41
Section 611.    Protection of Bondholders .................................   41
Section 612.    Original Purchaser's, Trustee's and Paying Agents'
                   Fees, Charges, Advances and Expenses ...................   41
Section 613.    Tax Covenant ..............................................   42

                                   Article VII
                       Redemption of Bonds Before Maturity

Section 701.    Redemption Dates and Prices ...............................   43
Section 702.    Notice of Redemption ......................................   44
Section 703.    Cancellation ..............................................   44
Section 704.    Tax Indemnification Payment to Holders ....................   45
Section 705.    Non-Presentment of Bonds ..................................   45
Section 706.    Bonds Redeemed in Part ....................................   45

                                  Article VIII
                                   Investments

Section 801.    Investment of Construction Funds ..........................   46
Section 802.    Trustee's Responsibilities ................................   47
Section 803.    Arbitrage .................................................   47

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                                                                            Page
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                                   Article IX
                             Discharge of Indenture

Section 901.    Discharge of Lien and Security Interests ..................   48
Section 902.    Provision for Payment of Bonds ............................   48
Section 903.    Discharge of the Indenture ................................   49

                                    Article X
           Default Provisions and Remedies of Trustee and Bondholders

Section 1001.   Events of Default .........................................   50
Section 1002.   Declaration of Acceleration ...............................   50
Section 1003.   Remedies; Rights of Bondholders ...........................   51
Section 1004.   Notice to Bondholders .....................................   51
Section 1005.   Right of Bondholder to Direct Proceedings..................   51
Section 1006.   Remedies Under Agreement...................................   52
Section 1007.   No Remedy Exclusive........................................   52
Section 1008.   No Additional Waiver Implied by One Waiver.................   52
Section 1009.   Application of Moneys .....................................   52
Section 1010.   Remedies Vested in Trustee ................................   54
Section 1011.   Rights and Remedies of Bondholder .........................   54
Section 1012.   Termination of Proceedings ................................   55
Section 1013.   Waivers of Events of Default ..............................   55
Section 1014.   Notice of Defaults Under Section 1001(d);
                   Opportunity for the Company to Cure Defaults ...........   56

                                   Article XI
                             Concerning The Trustee

Section 1101.   Acceptance of Trusts; Liability ...........................   57
Section 1102.   Certain Rights of Trustee...... ...........................   58
Section 1103.   Trustee Not Responsible for Recitals and Certain
                   Matters of Bonds or Security............................   59
Section 1104.   General Limitation of Liability ...........................   59
Section 1105.   Bringing and Defending Legal Actions ......................   60
Section 1106.   Notice of Defaults ........................................   60
Section 1107.   Intervention on Behalf of Bondholders .....................   60
Section 1108.   Release of Property from Lien of this Instrument ..........   60
Section 1109.   Right of Trustee to Perform Certain Acts on Failure of
                   Issuer..................................................   61
Section 1110.   Advancement of Moneys .....................................   61
Section 1111.   Retention of Documents ....................................   62
Section 1112.   Compensation of Trustee; Lien..............................   62
Section 1113.   Trustee May Hold Bonds.....................................   62
Section 1114.   Successor Trustee .........................................   62
Section 1115.   Resignation and Removal; Appointment of Successor..........   62
Section 1116.   Concerning any Successor Trustees .........................   63
Section 1117.   Appointment of Co-Trustee..................................   64
Section 1118.   Instruments and Documents of Bondholders...................   65
Section 1119.   Determination of Bonds Outstanding.........................   65
Section 1120.   Filing of Certain Continuation Statements..................   66
Section 1121.   Several Capacities.........................................   66
Section 1122.   Obligations Under Agreement................................   66

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                                                                            Page
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                                   Article XII
                             Supplemental Indentures

Section 1201.   Supplemental Indentures not Requiring Consent of
                   Bondholders ............................................   67
Section 1202.   Supplemental Indentures Requiring Consent of
                   Bondholders ............................................   67
Section 1203.   Trustee Authorized to Join in Supplements;
                Reliance on Counsel .......................................   69

                                  Article XIII
                             Amendment of Agreements

Section 1301.   Amendments, Etc., to Agreement or Note
                   Requiring Consent of Bondholders .......................   70

                                   Article XIV
                                  Miscellaneous

Section 1401.   Consents, Etc., of Bondholders ............................   71
Section 1402.   Limitations of Rights .....................................   71
Section 1403.   Severability ..............................................   71
Section 1404.   Notices ...................................................   72
Section 1405.   Trustee as Bond Registrar and as Paying Agent .............   72
Section 1406.   Payments Due on Saturdays, Sundays and Holidays ...........   72
Section 1407.   Reliance by Issuer on Facts or Certificates;
                   Indemnification of Issuer ..............................   72
Section 1408.   Immunity of Officers, Members and Agents of Issuer,
                   Trustee and Original Purchaser .........................   73
Section 1409.   Headings not Part of Indenture ............................   73
Section 1410.   Counterparts ..............................................   73
Section 1411.   Applicable Law ............................................   73
Section 1412.   No Liens ..................................................   74
Section 1413.   Indenture Effective Upon Execution ........................   74
Section 1414.   Advancement of Costs ......................................   74
Section 1415.   No Usury ..................................................   74

Testimonium Clause ........................................................   75
Signatures and Seals ......................................................   76

Exhibit A - Location of Project
Exhibit B - Equipment & Machinery
Exhibit C - Promissory Note

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                                 TRUST INDENTURE

     THIS TRUST INDENTURE dated the 17th day of December, 1987, by and between the PINELLAS COUNTY INDUSTRY COUNCIL, a special district and a public body corporate and politic in Pinellas County, Florida duly organized and existing under the laws of the State of Florida (hereinafter called the "Issuer"), and Barnett Banks Trust Company, N.A., a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States of America, with its principal office, domicile and post office address located in the City of Jacksonville, Florida, as trustee (hereinafter called the "Trustee");

                                   WITNESSETH:

     WHEREAS, pursuant to authority granted by the Pinellas County Industry Council Act, Chapter 69-1490, Laws of Florida, Special Acts of 1969 and Chapter 159, Part II, Florida Statutes (the "Act"), the Issuer is authorized and empowered to make loans to qualified companies for the cost of projects in accordance with agreements between the Issuer and such companies; and

     WHEREAS, Aerosonic Corporation, a corporation duly organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Florida (the "Company") is eligible to undertake the financing, construction and equipping of a project as provided and permitted by the Act; and

     WHEREAS, the Issuer has authorized the issuance of not exceeding $1,800,000 Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) (the "Bonds"), which Bonds are being issued in the principal amount of $1,800,000 the proceeds of which will be loaned to the Company for the purpose of constructing and equipping a manufacturing facility and related facilities (the "Project"), which Project will be located at 1212 Hercules Avenue, Clearwater, Florida; and

     WHEREAS, the Company; in consideration of the Issuer making the loan herein referred to and issuing the Bonds, shall execute in favor of and deliver unto the Issuer simultaneously with the execution of this Indenture, its non-negotiable, but assignable, promissory note (the "Note") in the amount of $1,800,000 to be secured as set forth in the Financing Agreement dated December 17, 1987, between the Issuer and the Company (the "Agreement"); and

     WHEREAS, the Issuer has agreed to assign and pledge to the Trustee under the terms of this Indenture all of its rights, title and interest in the Agreement (except certain rights reserved by

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the Issuer), the Note, the "Revenues" (hereinafter defined), the "Mortgage"
(hereinafter defined) and all amounts on deposit from time to time in the "Bond Fund" and the "Construction Fund" (as each is hereinafter defined), as security for the payment of the principal and purchase price of, and the redemption premium (if any) and the interest on the Bonds; and

     WHEREAS, the Company is authorized by law to enter into the Agreement to pay from Bond proceeds and, if necessary, from Revenues and other available funds sufficient moneys to the Issuer to pay the Bonds with interest and other charges upon the terms and conditions provided in the Agreement; and

     WHEREAS, the execution and delivery of this Trust Indenture (herein called the "Indenture"), and the issuance of the Bonds under the Act have been in all respects fully and validly authorized by resolution duly passed and approved by the Issuer; and

     WHEREAS, it is the intention of the Issuer that this Indenture should serve as the organic document for issuing and securing the Bonds, as herein defined; and

     WHEREAS, the Bonds, the registration and interest payment provisions and the Trustee's Certificate of Authentication to be endorsed thereon are all to be in substantially the following form:

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                         [FORM OF FULLY REGISTERED BOND]

No. R-1                                                               $1,800,000

                            UNITED STATES OF AMERICA
                                STATE OF FLORIDA
                            PINELLAS COUNTY, FLORIDA
                        PINELLAS COUNTY INDUSTRY COUNCIL
                INDUSTRIAL DEVELOPMENT REVENUE BOND, SERIES 1987
                        (AEROSONIC CORPORATION PROJECT)

     KNOW ALL MEN BY THESE PRESENTS, that the Pinellas County Industry Council, a special district and a public body corporate and politic existing in Pinellas County, Florida (hereinafter called the "Issuer") , for value received, hereby promises to pay to the order of Barnett Bank of Pinellas County (the "Original Purchaser"), or registered assigns, solely from the Revenues hereinafter mentioned and from no other source, the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000) and to pay solely from the Revenues, interest from the date hereof commencing March 17, 1988 and on the 17th day of each March, June, September and December thereafter on the unpaid balance of said principal sum outstanding from time to time at the Base Percentage (hereinafter defined). Principal shall be payable in equal installments of $18,556.70 commencing December 17, 1988 and on the 17th day of each March, June, September and December thereafter. A final payment of all unpaid principal ($18,556.80) plus accrued interest shall be due and payable on December 17, 2012.

     The "Base Percentage" shall be the percentage applied to the Prime Rate (hereinafter defined) in determining the interest this Bond will bear. The Base Percentage is currently 87% for the period from the date of delivery of this Bond through December 31, 1987, and 90% thereafter subject to adjustment as provided herein. No adjustment to the Base Percentage shall result in the interest on this Bond accruing or becoming payable at a rate in excess of the Taxable Rate (as hereinafter defined). The "Prime Rate" shall mean a rate of interest equal to the announced prime rate per annum of Barnett Banks, Inc. The Prime Rate is a reference rate for the information and use of the Original Purchaser in establishing the actual rate to be charged to the Company. The Prime Rate is not necessarily the rate of interest charged any particular class of borrower. The Prime Rate shall be adjusted from time to time without notice or demand, as of the effective date of any announced change thereof. Such rate which is in effect as of the close for business on each business day shall be the effective applicable rate for that day and for any succeeding non-business day. The initial Prime Rate shall be the Prime Rate in effect at the opening of business on the date of delivery of this Bond. The "Interest Rate" on this Bond shall mean the Base Percentage multiplied by the Prime Rate as modified by the adjustments provided

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for herein, but shall not by reason of such adjustments exceed the Prime Rate plus one percent (1%) (the "Taxable Rate"). Interest shall be computed on the basis of a three hundred sixty (360) day year consisting of 12 30-day months.

     Determination of Taxability. In the event of a Determination of Taxability (as defined in the Indenture as defined below) the interest rate on this Bond shall be increased to a rate equal to the Taxable Rate and such increased rate of interest shall be payable from the Date of Taxability (as defined in the Indenture as defined below) and compounded quarterly until this Bond is redeemed as required herein. Payment shall be made to the current holders of this Bond and any former holders from the Date of Taxability until this Bond is redeemed as required herein. Payment shall be made to such holders and former holders from the Date of Taxability for the period of time that such person was the registered owner of this Bond. The holder or former holder shall also be entitled to reimbursement of any penalties, additions or interest on overdue taxes and any taxes payable because of receipt of such reimbursement.

     The Interest Rate on this Bond shall be adjusted as follows (but shall not, by reason of such adjustments, exceed the Taxable Rate):

     (i) Change in Maximum Corporate Tax Rate. If the maximum federal corporate income tax rate for the holder of this Bond or its parent holding company during any period in which interest is accruing, shall be other than 40% for 1987 or 34% for 1988 and subsequent years, then the interest on this Bond during such period shall be modified by multiplying the Base Percentage (as adjusted) by a fraction equal to 1 - A
                  -----
                  1 - B
where A equals the maximum marginal corporate income tax rate then in effect and B equals the immediately preceding maximum marginal corporate income tax rate.

     (ii) Alternative Minimum Tax Where Bond Interest is a Direct Tax Preference Item. If the holder of this Bond or its parent holding company pays an alternative minimum tax in any tax year and the interest on this Bond is a direct tax preference item under section 57(a)(5) or any successor provision of the Internal Revenue Code of 1986 (the "Code") then the Interest Rate on this Bond for the period during such tax year in which interest is accruing on this Bond shall be increased during such accrual period by an amount equal to (A - B) x C where:

          (a) A equals the Interest Rate on this Bond expressed as a percentage;

          (b) B equals the Adjusted Bank's Cost of Funds (as hereinafter defined); and

          (c) C equals the maximum marginal rate of the alternative maximum tax expressed as a decimal (currently .20).

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     "Adjusted Bank's Cost of Funds" shall mean the fraction (expressed as a percentage) and as determined by the holder of this Bond or its parent holding company, of the total interest expense of the Original Purchaser (or any successor institutional holder of this Bond) for each calendar year divided by the total monthly average of all assets of the Original Purchaser (or any successor institutional holder of this Bond) during the calendar year.

     (iii) Alternative Minimum Tax Where Bond Interest is an Indirect Tax Preference Item. If the holder of this Bond or its parent holding company pays an alternative minimum tax in any tax year and the interest on this Bond is not a tax preference item under section 57(a)(5) of the Code, but is an indirect tax preference item because of the application of Section 56(f) or Section 56(g) or any successor provision of the Code then the Interest Rate on this Bond for the period during such tax year in which interest is accruing on this Bond shall be increased during such accrual period by an amount equal to (A - B) x C where:

          (a) A equals the Interest Rate on this Bond expressed as a percentage;

          (b) B equals the Adjusted Bank's Cost of Funds; and

          (c) C equals one half of the maximum marginal rate of the alternative minimum tax expressed as a decimal (currently 1/2 of .20 or .10) for tax years of the Original Purchaser beginning before January 1, 1990 and C equals 75% of the maximum marginal rate of the alternative minimum tax expressed as a decimal for tax years of the Original Purchaser beginning after December 31, 1989.

     (iv) Loss of Federal Income Tax Deduction for State Income Taxes. If the federal income tax deduction for state income taxes paid on the interest payments received under this Bond during any period is reduced because of any change in the tax laws or regulations then the Interest Rate on this Bond shall be increased during such period by an amount equal to A x B x C x D where:

          (a) A equals the fraction (expressed as a decimal) of the total state income tax disallowed as a result of such tax law change;

          (b) B equals the rate of the applicable state income tax (expressed as a decimal);

          (c) C equals the corporate tax rate then in effect (expressed as a decimal); and

          (d) D equals the Interest Rate on this Bond (expressed as a percentage).

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     (v) Partial Taxability. If the interest payments received under this Bond during any period become partially taxable because of any change in the tax laws or regulations, then the Interest Rate on this Bond shall be increased during such period by an amount equal to (A - B) x C where:

          (a) A equals the Taxable Rate (expressed as a percentage);

          (b) B equals the Interest Rate on this Bond (expressed as a percentage); and

          (c) C equals the fraction of the Interest Rate on this Bond which has become taxable as the result of such tax change (expressed as a decimal).

     (vi) Other Change in Tax Laws. If the tax laws or regulations are amended to cause the interest on this Bond to be taxable, to be subject to a minimum tax or an alternative minimum tax or to otherwise decrease the after tax yield on this Bond to the holder of this Bond (directly or indirectly, other than a change described in (i) through (v) above or because of a Determination of Taxability) then the Interest Rate on this Bond shall be adjusted to cause the interest received by the holder of this Bond, after payment of any increase in tax, to equal the interest the holder of this Bond would have received in the absence of such change or amendment in the tax laws or regulations. If the tax laws or regulations are amended to increase the after tax yield on this Bond to the holder of this Bond, then the Trustee (as defined in the Indenture as hereinafter defined) shall adjust the Interest Rate on this Bond to cause the interest received by the holder of this Bond to equal the interest the holder of this Bond would have received in the absence of such change or amendment in the tax laws or regulations.

     The above adjustments shall be cumulative, but in no event shall the Interest Rate on this Bond exceed the maximum rate permitted by law. The above adjustments to the Interest Rate on this Bond shall be effective on the effective date of the applicable change in the tax laws or regulations. Interest on this Bond and all other tax rates and interest rates are expressed as annual rates. However, proper partial adjustment shall be made if the tax law change is effective after the first day of the holder's tax year or if interest on this Bond does not accrue for the entire tax year of the holder. Adjustments which create a circular calculation because the Interest Rate on this Bond is affected by the calculation shall be carried out sequentially, increasing the Interest Rate accordingly in each successive calculation using as the new value the increase in the Interest Rate on this Bond, until the change on the Interest Rate on this Bond caused by the next successive calculation of the adjustment is de minimis. If more than one of paragraphs (i) through (v) apply, then the Interest Rate shall be adjusted in the order in which listed above.

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     To the extent allowed by applicable law, in the event any payment of interest and principal on or other amounts payable under this Bond shall not be paid when due, the amount so due shall, to the extent legally enforceable, continue to bear interest from the date such payment became due until payment thereof at a rate equal to the Default Rate (as defined in the Agreement as hereinafter defined), and, if the holder of this Bond or the Trustee (as defined in the Indenture as hereinafter defined) should employ attorneys or incur other expenses for the collection of amounts payable under this Bond, the Issuer shall pay the reasonable fees of such attorneys and such other expenses so incurred by the holder of this Bond and the Trustee.

     Principal of and interest and other payments on this Bond are payable in lawful money of the United States of America by check or draft on the Trustee mailed to the registered owner, at the address shown on the registration books maintained by the Trustee as Registrar or such other address as is furnished to the Trustee in writing by the registered owner of this Bond. Payment of the final installment of principal of and interest on this Bond shall be made upon the presentation and surrender of this Bond at the principal office of the Trustee. All payments shall be applied first to accrued but unpaid interest and then to principal, except that payments in partial redemption of this Bond shall be applied in accordance with Section 701 of the Indenture.

     This Bond is one of an issue of Bonds of the Issuer in the aggregate principal amount of $1,800,000 issued to finance all or a portion of the cost of constructing and equipping a manufacturing facility and related facilities in Pinellas County, Florida, (the "Project") for the benefit of the Company. The Bonds will be repaid by the Issuer from installment financing payments and other amounts under the terms of a Financing Agreement (hereinafter sometimes called the "Agreement") and a Promissory Note (the "Note") both dated December 17, 1987. The issuance of the Bonds and the construction, equipping and financing of the Project are under the authority of and in full compliance with the Constitution and Statutes of the State of Florida, including particularly Chapter 69-1490, Laws of Florida, Special Acts of 1969 and Chapter 159, Part II, Florida Statutes (hereinafter called the "Act") and other applicable provisions of law, and a resolution duly adopted by the Issuer on November 4, 1987, and consented to by the Board of County Commissioners of Pinellas County on November 24, 1987 (hereinafter called the "Resolution"), and is subject to all the terms and conditions of such Resolution.

     The Bonds are all issued under and equally and ratably secured by and entitled to the security of a Trust Indenture dated December 17, 1987 (herein sometimes called the "Indenture"), duly executed and delivered by the Issuer to Barnett Banks Trust Company, N.A., as trustee under the Indenture (the "Trustee"). Reference is made to the Indenture for the terms of the Indenture and the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer and the Trustee and the rights of the owners of the Bonds.

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     As additional security for payment of the Bonds the Company has conveyed its interest in certain real and personal property pursuant to a Mortgage and Security Agreement dated December 17, 1987 from the Company as Mortgagor to the Issuer as Mortgagee and assigned to the Trustee (the "Mortgage").

     The Issuer shall not be obligated to pay this Bond or the interest hereon except from the revenues, receipts and the funds pledged to the payment of this Bond including those payable pursuant to the Agreement and the Note and those received by the Trustee pursuant to the Mortgage and any other moneys pledged for such payment under the Indenture including but not limited to those moneys on deposit from time to time in the Bond Fund and the Construction Fund, as each is defined in the Indenture (collectively the "Revenues"), and neither the faith and credit nor the taxing power of the State of Florida or of any other political subdivision thereof is pledged to the payment of the principal of or the interest on this Bond.

                     OPTIONAL REDEMPTION IN WHOLE OR IN PART

     This Bond may be redeemed by the Issuer, at the request of the Company on any principal payment date, prior to maturity, in whole or in part (but if in part, in $5,000 increments) , at 102% of the principal then outstanding if redeemed on or prior to the first anniversary date of the date of delivery of this Bond, at 101% of the principal then outstanding if redeemed after the first anniversary date of the date of delivery of this Bond but on or before the second anniversary date of the date of delivery of this Bond, and at 100% of the principal then outstanding if redeemed after the second anniversary date of the date of delivery of this Bond, plus accrued interest to the redemption date, plus all other amounts due under the Mortgage, the Indenture or the Agreement.

                              MANDATORY REDEMPTION

     This Bond shall be redeemed in part in the manner provided in Section 2.03 of the Agreement, at par, plus accrued interest, to the extent that Bond proceeds and investment earnings thereon exceed the amount necessary for the construction and equipping of the Project.

                      SPECIAL MANDATORY REDEMPTION IN WHOLE

     If interest on this Bond is declared taxable as a result of a Determination of Taxability, or should an Adjudication of Invalidity (as defined in the Indenture, in which case the Company shall promptly notify the Trustee and Original Purchaser of its existence) occur in connection with the Bonds then this Bond shall be redeemed as provided in Section 8.05 of the Agreement at the then outstanding principal amount of this Bond, plus accrued interest, plus in the case of a Determination of Taxability all other amounts due under the Mortgage, the Indenture or the Agreement and other amounts calculated as provided in Section 202 of the Indenture.

                                       PUT

     This Bond may be redeemed by the holder in whole at the principal amount plus accrued interest on the anniversary date of the date of delivery of this Bond in the years 1992, 1997, 2002 and 2007. The holder may exercise this option by written notice to the Trustee and the Company at least 6 months prior to the redemption date. Upon receipt of the notice, the Company must pay all amounts due under this Bond on or before the redemption date.

     All partial redemption of the Bonds shall be applied to principal installments in inverse order of maturity except that partial redemption from unexpended Bond proceeds shall be applied ratably to reduce future principal installments.

     Notice of any such redemption shall be given in the manner required by the Indenture.

     All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption are on deposit at the place of payment at that time, and shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

     The Issuer reserves the right to issue additional bonds payable on a parity with the Bonds of the issue of which this Bond is one, subject to the conditions and in the manner provided in the Agreement and the Indenture.

     Neither the Issuer, the State of Florida, nor any political subdivision thereof, is or shall be obligated to pay this Bond or the interest hereon except from the payments from the Company and neither the faith and credit nor the taxing power of Pinellas County, the State of Florida or of any political subdivision thereof is pledged to the payment of the principal of or the interest on this Bond. The issuance of this Bond shall not directly or indirectly or contingently obligate the State of Florida or any political subdivision thereof to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND OR FOR ANY CLAIM BASED THEREON OR UPON ANY OBLIGATION, COVENANT OR AGREEMENT CONTAINED IN THIS BOND, THE INDENTURE OR THE AGREEMENT AGAINST ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER OR EMPLOYEE OF THE ISSUER, OR ANY INCORPORATOR, MEMBER, COMMISSIONER, DIRECTOR, TRUSTEE, OFFICER OR EMPLOYEE OF ANY SUCCESSOR OF THE ISSUER, AS SUCH, EITHER DIRECTLY OR THROUGH THE ISSUER OR ANY SUCCESSOR OF THE ISSUER, UNDER ANY RULE OF LAW OR EQUITY, STATUTE OR CONSTITUTION.

     The owner of this Bond shall have no right to enforce the covenants under the Agreement or the Indenture, or to take any action with respect to any event of default under the Agreement or the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Agreement or the Indenture.

     In certain events, on the conditions, in the manner and with the effect set forth in the Agreement and the Indenture, the principal of the Bond issued under the Agreement and the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of the Agreement and the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Agreement and the Indenture.

     IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

     This Bond shall have and is hereby declared to have all the qualities and incidents, including negotiability, of investment securities under the Uniform Commercial Code - Investment Securities law of the State of Florida.

     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been duly executed by the Trustee.

     IN WITNESS WHEREOF, the Pinellas County Industry Council has issued this Bond and has caused the same to be executed in its name by the manual signature of its Chairman, and attested by the manual signature of its Secretary and its official seal to be impressed hereon, the 17th day of December, 1987.

(SEAL)                                          PINELLAS COUNTY INDUSTRY COUNCIL


                                                By
                                                   -----------------------------
                                                   Chairman

ATTEST:


-----------------------------
Secretary

                     Trustee's Certificate of Authentication

     This Bond represents an issue of Bonds described in the within-mentioned Trust Indenture.

                                                BARNETT BANKS TRUST COMPANY,
                                                N.A., as Trustee


                                                By
                                                  ------------------------------
                                                  Authorized Officer

                    PROVISIONS FOR REGISTRATION AND EXCHANGE

     As provided in the Indenture and subject to certain limitations set forth therein, this Bond is transferable upon the books of the Trustee, by the registered owner hereof in person or by such owner's attorney duly authorized in writing, upon surrender hereof together with a written instrument of transfer satisfactory to the Trustee, duly executed by the registered owner or such owner's duly authorized attorney. Upon such transfer the Issuer will cause to be issued in the name of the transferee a new fully registered Bond or Bonds of the same aggregate principal amount, maturity and interest rate as the surrendered Bond, subject to reimbursement for any tax, fee or governmental charge required to be paid by the Issuer or the Trustee with respect to such transfer and for any cost of printing Bonds.

                                   ASSIGNMENT

                               FOR VALUE RECEIVED

     The undersigned hereby sells, assigns and transfers unto
                                                             -------------------

--------------------------------------------------------------------------------

the within Bond of the Pinellas County Industry Council, and does hereby
constitute and appoint                                    attorney to transfer
                       ----------------------------------,
the said Bond on the books of the within named Issuer, with full power of substitution in the premises.

Date:
     ------------------------
Signature Guaranteed:
                     ------------------------                   ----------------
                                                                Registered owner

Notice: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                     [END OF FORM OF FULLY REGISTERED BOND]

                               FURTHER WITNESSETH:

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the right to make claim for, collect, receive and receipt for the payments and revenues derived from the Company for payment of the principal of, premium, if any, and interest on the Bonds and a valid assignment of the rights of the Issuer under the Note, the Mortgage and the Financing Agreement or any subsequent note, mortgage or agreement have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

                NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

     That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the purchaser thereof, Ten Dollars ($10.00) duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and of other good and valuable considerations, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, interest and any other sums payable on the Bonds Outstanding hereunder from time to time, according to their tenor and effect, and to secure the observance and performance by the Issuer of all covenants expressed or implied herein and in the Bonds, retaining only its rights under the Agreement to indemnity, reimbursement, insurance proceeds from liability insurance attributable to the Issuer's liability, notice, and receipt of copies of all documents, certificates and statements required by the Agreement to be provided to the Issuer and any other rights specifically reserved to the Issuer therein does hereby grant, bargain, sell, convey, assign, pledge and grant a security interest unto the Trustee, and unto its successors in trust, and to its assigns forever, all of the Issuer's estate, right, title and interest now or hereafter existing in the following (herein called the "Trust Estate"):

                              GRANTING CLAUSE FIRST

     (a) the Project, including any and all parts thereof now owned or hereafter acquired, and all loan payments and other revenues, proceeds and receipts to be derived by the Issuer from the operation, sale, lease or other disposition of the Project, which revenues, proceeds and receipts are hereby pledged irrevocably for the payment of the principal of, premium, if any, and interest on the Bonds and of the fees, charges, expenses and advances of the Trustee and any Paying Agent hereunder;

     (b) the Note, the Agreement and the Mortgage including but not limited to the Issuer's rights to receive the principal and interest payments on the Note and other revenues, proceeds and receipts payable thereunder and under the Agreement, which revenues, proceeds and receipts are hereby pledged irrevocably for the payment of the principal of, premium, if any, and interest on the Bonds and of the fees, expenses and advances of the Issuer, the Trustee and any Paying Agent hereunder; the liens and security interests in and to the Project and other collateral created by the Agreement or the Mortgage provided, however, that the Issuer hereby reserves its rights under the Agreement and the Note to be named in insurance policies and to receive certificates of insurance, and for the Issuer and its members, officers, employees, servants, agents, contractors and licensees to be reimbursed for expenses and to be defended, indemnified and held harmless from costs, expenses and liabilities, all as provided in the Agreement;

     (c) the proceeds of the Bonds (subject to provisions pertaining to the use thereof set forth herein and in the Agreement);

     (d) any and all other property, rights and interest of writing of any kind now or hereafter granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security hereunder, by the Company or any other person on its behalf or with its written consent, to the Trustee, and the Trustee is hereby authorized to receive any and all property thereof at any and all times and to hold and apply the same subject to the terms hereof;

     (e) any funds, accounts, and investments held or to be held under this Indenture and all income received by the Trustee from the investment of the proceeds of the Bonds and other funds held by the Trustee hereunder; and

     (f) the proceeds of any of the foregoing.

     FURTHER PROVIDED, HOWEVER, THAT THE ISSUER HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROJECT OR ITS MERCHANT ABILITY, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS CONDITION, QUALITY, WORKMANSHIP, DURABILITY, OR SUITABILITY FOR THE PURPOSES AND USES OF THE COMPANY OR AS SECURITY FOR THE BONDS, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER WITH RESPECT TO THE PROJECT, OR WITH RESPECT TO THE EXTENT TO WHICH THE BOND PROCEEDS WILL BE SUFFICIENT TO PAY THE COST TO BE INCURRED IN CONNECTION THEREWITH, AND ALL SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE ISSUER ARE HEREBY EXPRESSLY DISCLAIMED.

     TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, to the Trustee and its respective successors in trust and assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of Outstanding Bonds and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Outstanding Bonds according to the true intent and meaning thereof, and shall cause the payments to be made as required herein or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the amounts due or to become due to it in accordance with terms and provisions hereof, then upon such final payment and upon the payment of all fees, charges, expenses and advances of the Trustee and the Original Purchaser and any paying agents, then upon such final payment this Indenture and the rights hereby granted shall cease, determine and be void (except the rights of a former Bondholder to be paid certain additional amounts in the event of a Determination of Taxability); otherwise this Indenture shall remain in full force and effect.

     THIS TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Note, Agreement, Financing Payments (as hereinafter defined) and Revenues hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant, with the Trustee and with the respective owners, from time to time, of all Outstanding Bonds, or any part thereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Unless the context otherwise requires, the terms used in this Indenture shall have the meanings specified in this Article. Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include firms and corporations.

     "ACT" shall mean the Pinellas County Industry Council Act, Chapter 69-1490, Special Acts of 1969, Laws of Florida, and Chapter 159, Part II, Florida Statutes.

     "ADDITIONAL PARITY OBLIGATIONS" shall mean additional bonds or obligations issued only with the consent of the Original Purchaser in compliance with the terms, conditions and limitations contained herein and in the Agreement and which shall have an equal lien on the Revenues to be derived by the Issuer from the Agreement, as herein defined, and rank equally in all respects with the Bonds initially issued pursuant to the Agreement and this Indenture.

     "ADJUDICATION OF INVALIDITY" shall mean a final, unappealable adjudication by any court of competent jurisdiction, that the Bonds are invalid or in any manner unenforceable for any reason whatsoever, including, without limitation, any invalidity or irregularity in any statutory or other proceedings relating to the formation or existence of the Issuer, to the issuance of the Bonds or to the execution and delivery of the Agreement or this Indenture.

     "ADJUSTED BANK'S COST OF FUNDS" shall mean the fraction (expressed as a percentage) and as determined by the holder of the Bond or its parent holding company, of the total interest expense of the Original Purchaser (or any successor institutional holder of the Bond) for each calendar year divided by the total monthly average of all assets of the Original Purchaser (or any successor institutional holder of the Bond) during the calendar year.

     "AGREEMENT" shall mean the Financing Agreement, dated December 17, 1987, by and between the Issuer and the Company, as it may be modified from time to time.

     "ALLOCATION" shall mean the procedure under Florida law for the requesting and receipt of a confirmation of an allocation for the Bond (as hereinafter defined) and similar obligations from the Division of Bond Finance of the State of Florida Department of General Services or any successor entity for the Bonds and/or similar bonds.

     "ASSIGNMENT OF MORTGAGE" shall mean the Assignment of Mortgage and Security Agreement, dated December 17, 1987, by and between the Issuer and the Trustee, and any amendments, modifications or supplements thereto.

     "ASSIGNMENT OF NOTE" shall mean the document entitled Assignment to the Trustee dated December 17, 1987, pursuant to which the Issuer assigns its rights in the Note to the Trustee.

     "AUTHORIZED COMPANY REPRESENTATIVE" and "AUTHORIZED ISSUER REPRESENTATIVE" shall mean any person at the time designated to act on behalf of the Issuer pursuant to Section 2.03 of the Agreement. The Company and the Issuer will furnish to each other and to the Trustee written certificates containing specimen signatures of such persons and signed on behalf of the Company and the Issuer, by their respective Authorized Officers. Such certificates may designate an alternate or alternates. Any such representatives shall be satisfactory to the Trustee, the Company and the Issuer and shall be replaced upon written request of the Company or the Issuer.

     "AUTHORIZED OFFICERS" shall mean the Chairman or Vice-Chairman of the Issuer authorized by law or resolution to sign on behalf of the Issuer and the Secretary or any Assistant Secretary of the Issuer authorized to countersign and attest to the signature of the Chairman or Vice-Chairman and to certify documents of the Issuer and shall mean the President or the Secretary of the Company.

     "BASE PERCENTAGE" shall mean the percentage applied to the Prime Rate in determining the interest which the Bond will bear. The Base Percentage is currently 87% for the period from the date of delivery of the Bond through December 31, 1987, and 90% thereafter, subject to adjustment only as set forth in Section 202 of this Indenture.

     "BOND" or "BONDS" shall mean the $1,800,000 Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project), authorized by the Resolution, the Agreement and this Indenture to be issued pursuant to the Act, together with any Additional Parity obligations hereafter issued under the terms, conditions and limitations contained herein.

     "BOND FUND" shall mean the "Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) Bond Fund," created by this Indenture.

     "BOND YEAR" shall mean the period beginning with December 17 of each year and extending for a period of twelve (12) months thereafter.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the applicable Income Tax Regulations thereunder.

     "COMMITMENT LETTER" shall mean the Commitment Letter dated October 14, 1987, between the Company and the Original Purchaser.

     "COMPANY" shall mean Aerosonic Corporation, a corporation duly organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Florida, and any successors or assigns and any surviving, resulting or transferee corporation.

     "COMPANY FINANCING DOCUMENTS" shall mean the Agreement, the Note, the Mortgage and any other Financing Document to which the Company is a party.

     "COMPLETION DATE" shall mean the date established as such pursuant to
Section 3.06 of the Agreement.

     "CONSTRUCTION CONTRACT" shall mean that certain contract between the Company and a contractor to be designated, which provides for the construction of the Project, the terms of which shall be reasonably acceptable to the Original Purchaser.

     "CONSTRUCTION FUND" shall mean the "Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) Construction Fund," created by this Indenture.

     "CONSULTANT" shall mean a consulting architect or engineer approved by the Original Purchaser or the authorized representative thereof.

     "CONTRACTOR" shall mean the contractor to be designated by the Company acceptable to the Original Purchaser.

     "CORPORATE TAX RATE" shall mean the rate of federal income tax applicable to the highest bracket of taxable income for the holder of the Bond, as it may hereafter be amended, and which on the date hereof is forty percent (40%).

     "DATE OF TAXABILITY" shall mean the first date on which interest on the Bond is subject to federal income taxation as a result of a Determination of Taxability.

     "DEFAULT RATE" shall mean an interest rate equal to the maximum rate allowed by applicable law.

     "DETERMINATION OF TAXABILITY" shall mean (a) the receipt by the Company of an original or copy of an Internal Revenue Service technical advice memorandum or statutory notice of deficiency which holds that any interest payable on any of the Bonds is includable in the gross income of the Bondholder (other than a holder who is a "substantial user" of the Project or a "related person") because the limit described in Section 144(a) of the Code has been exceeded or because the Bonds have become arbitrage bonds within the meaning of Section 148 of the Code;

     (b) The issuance of a public or private ruling of the Internal Revenue Service that any interest payable on any of the Bonds is includable in the gross income of any Bondholder (other than a holder who is a "substantial user" or a "related person") for either of the reasons set forth in (a) above;

     (c) An expenditure by the Company which causes the Company to to exceed the maximum amount of capital expenditures permitted under Section 144(a) of the Code; or

     (d) receipt by the Trustee of an opinion of counsel that any interest on any Bond has become includable in the gross income of the Bondholder for federal income tax purposes. For all purposes of this Indenture a Determination of Taxability shall be deemed to occur on the date as of which the Bonds are deemed includable in the gross income of the Bondholder.

     "EQUIPMENT" shall mean those items of machinery and equipment and other personal property required or permitted by the Agreement to be acquired in whole or in part with proceeds of the Bonds or located on the Project Site, including but not limited to the property described in Exhibit B hereto.

     "EVENT OF DEFAULT" shall mean those events described in Section 1001 hereof.

     "EVENT OF TAXABILITY" shall mean the occurrence of a Determination of Taxability or the incurring of capital expenditures in excess of those permitted in Section 144(a) of the Code or the taking of any other action by the Company, or Related Person which has the effect of causing the interest payable on the Bonds to become includable in the gross income of the holders of the Bonds (other than a holder who is a "substantial user" or a "related person" as such terms are used in Section 147(a) of the Code.)

     "FINANCING DOCUMENTS" shall mean this Indenture, the Agreement, the Note, the Assignment of Note, the Mortgage and the Assignment of Mortgage.

     "FINANCING PAYMENTS" or "PAYMENTS" means the payments made or to be made on the Note for the payment of the principal, interest and redemption premiums, if any, on the Bonds pursuant to the terms of the Note and the Agreement.

     "GOVERNMENT OBLIGATIONS" shall mean (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America; (b) bonds, debentures or notes issued or unconditionally guaranteed by any of the following Federal agencies:
Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Export-Import Bank of the United States, Government National Mortgage Association, or Federal Land Banks; and (c) an agreement by a bank or trust company (including the Trustee), which shall be authorized to engage in the banking business and a member in good standing of the Federal Reserve System, to pay sums of money on definitive dates with interest; provided, however, that each such time deposit shall require that the moneys be available for use at the time provided therein and that each such time deposit shall be continuously secured by lodging with a bank or trust company, approved by the Issuer and the Trustee, as custodian, as collateral security, obligations of the character described in clause (a) or (b) of this definition having a market value at all times (exclusive of accrued interest) not less than the amount of such time deposit.

     "GOVERNMENTAL AUTHORITY" shall mean the United States, any state of the United States and any county, city or political subdivision thereof and any board, bureau, council, commission, department, agency, court, legislative body or other instrumentality of the United States, any state of the United States or any county, city or political subdivision thereof.

     "GOVERNMENTAL REQUIREMENT" shall mean any constitution, law, statute, code, ordinance, resolution, rule, regulation, requirement, directive, judgment, writ, injunction, order, decree or demand of any Governmental Authority.

     "INDENTURE" or "TRUST INDENTURE" shall mean this Trust Indenture, dated December 17, 1987, by and between the Issuer and the Trustee, as it may be modified from time to time.

     "INVESTMENT SECURITIES" shall mean: (a) Government Obligations, (b) certificates of deposit or other interest-bearing obligations of any bank or trust company (including the Trustee) authorized to engage in the banking business which shall be a member in good standing of the Federal Reserve System and have a combined capital and surplus aggregating not less than five million dollars ($5,000,000), (c) bonds and other obligations issued by or by authority of any state of the United States, or any political subdivision thereof, with a Moody's rating of A (or the equivalent) or higher, (d) other corporate debt securities with a Moody's rating of A (or the equivalent) or higher, (e) repurchase agreements with a bank or trust company (including the Trustee), which shall be authorized to engage in the banking business and a member of the Federal Reserve System, with respect to Government Obligations, (f) negotiable certificates of deposit issued by any bank, trust company or national banking association (including the Trustee) which is a member of the Federal Reserve System, or (g) commercial or finance paper rated at least P-1 or A-1 by Moody's Investors Services, Inc. or Standard & Poor's Corporation, or (h) money market instruments customarily invested in by the Trustee, or (i) tax exempt municipal securities customarily invested in by the Trustee.

     "ISSUANCE COSTS" shall mean all costs and expenses of issuance of the Bonds, including, but not limited to: (i) Original Purchaser's discount and fees; (ii) counsel fees, including bond counsel, original Purchaser's counsel, Company's counsel, as well as any specialized counsel fees; (iii) financial advisor fees; (iv) trustee fees and trustee counsel fees; (v) paying agent and certifying and authenticating agent fees related to issuance of the Bonds; (vi) accountant fees; (vii) publication costs associated with the financing proceedings; and (viii) costs of engineering and feasibility studies necessary to the issuance of the Bonds.

     "ISSUER" shall mean the Pinellas County Industry Council.

     "LOCAL FACILITIES" shall mean facilities (A) located within the same corporate municipal area of the Project or located outside of such corporate municipal area but contiguous and integrated with the Project and (B) the principal user (within the meaning of Section 144(a)(2) of the Code) of which is or will be a Principal Project User.

     "MORTGAGE" shall mean that Mortgage and Security Agreement dated December 17, 1987 from the Company as mortgagor to the Issuer as mortgagee creating a first and prior lien on the real property described in Exhibit A hereto and certain improvements thereto, and creating a security interest in other property therein described, as it may be modified from time to time.

     "NET PROCEEDS" when used with respect to any insurance (including title insurance) or condemnation award, shall mean the gross proceeds from the insurance or condemnation award remaining after payment of all expenses (including attorneys' fees and expenses of attorneys) incurred in the collection of such gross proceeds.

     "ORIGINAL PURCHASER" shall mean Barnett Bank of Pinellas County, Clearwater, Florida or its successor in interest.

     "OUTSTANDING" in connection with Bonds (or a series of Bonds) means, as of the time in question, all Bonds (or all Bonds of such series) authenticated and delivered under the Resolution, the Agreement and this Indenture, except:

         (A) Bonds theretofore canceled or required to be canceled pursuant to this Indenture;

         (B) Bonds for the payment or redemption of which the necessary amount shall have been or shall concurrently be deposited with the Trustee or for which provision for the payment of which has been made in accordance with this Indenture; provided that, if such Bonds are being redeemed prior to maturity, the required notice of redemption shall have been given or provision satisfactory to the Trustee shall have been made therefor; and

     (C) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to this Indenture.

     "OWNER OF THE BONDS", "BONDHOLDERS", "OWNERS", "HOLDER" or any similar term shall mean any person who shall be the registered-owner of any Outstanding Bond or Bonds.

     "PAYING AGENT" shall mean the Trustee.

     "PERMITTED ENCUMBRANCES" shall mean those exceptions to title acceptable to the Original Purchaser.

     "PLANS AND SPECIFICATIONS" when used with reference to the construction of the Project, shall mean the plans and specifications prepared for the construction of the Project by the Consultant, Contractor and/or subcontractors, certified by an Authorized Company Representative (and approved by the Original Purchaser and/or its designated inspecting architect prior to purchase of the Bonds) and filed with the Trustee as provided in the Agreement, as the same may be revised from time to time during the construction period in accordance with the provisions of the Agreement, and when used with reference to any modification, repair, restoration or replacement of the Project means any plans and specifications prepared by the Consultant, certified by an Authorized Company Representative, and filed with the Trustee (and approved by the Original Purchaser and/or its designated inspecting architect) prior to the making of any modification, repair, restoration or replacement of the Project, as the same may be revised from time to time in accordance with the provisions of the Agreement.

     "PRIME RATE" shall mean a rate of interest equal to the announced prime rate per annum of Barnett Banks, Inc. The Prime Rate is a reference rate for the information and use of the Original Purchaser in establishing the actual rate to be charged to the Company. The Prime Rate shall be adjusted from time to time without notice or demand, as of the effective date of any announced change thereof. The Prime Rate is not necessarily the rate of interest charged to any particular class of borrower.

     "PRINCIPAL PROJECT USER" shall mean the Company, any other principal user (within the meaning of Section 144(a)(2) of the Code) of the Project and any Related Person (within the meaning of 144(a)(3) of the Code) of the Company or any such principal user of the Project.

     "PROJECT" shall mean the constructing and equipping of a manufacturing facility and related facilities located at 1212 Hercules Avenue, Clearwater, Florida.

     "PROJECT SITE" shall mean the real estate described in the Mortgage.

     "PROMISSORY NOTE" or "NOTE" shall mean the promissory note from the Company to the Issuer dated December 17, 1987, evidencing the loan described herein, which shall be in substantially the form attached hereto as Exhibit C and any amendments, modifications and supplements thereto, as approved by the Original Purchaser.

     "REGISTRAR" shall mean the Trustee.

     "RELATED PERSON" shall mean any person who or which is a related person within the meaning of "related person" under Section 144(a)(3) of the Code, except that when the term Related Person is used in the context of a "Related Person" to a Substantial User, the term Related Person shall include in addition to the person identified above any person who or which is a related person within the meaning of Section 147(a)(2) of the Code.

     "RESOLUTION" shall mean the resolution of the Issuer dated November 4, 1987, and consented to by the Board of County Commissioners of Pinellas County, Florida on November 24, 1987, authorizing the Bonds and approving the Agreement, this Indenture, the Mortgage and the Assignment of Mortgage.

     "REVENUES" shall mean all moneys at any time payable to the Trustee under the Agreement, or from the Note, the Mortgage or otherwise, and such sums as are authorized by this Indenture to be retained by the Trustee for its services and expenses in performing under the Agreement and this Indenture, all in the manner provided herein.

     "SECTION 103 OBLIGATIONS" shall mean obligations the interest on which is excluded from gross income pursuant to Section 103 of the Code heretofore issued or to be issued by or on behalf of any state, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia.

     "SECTION 144(a)(4) CAPITAL EXPENDITURES" shall mean capital expenditures described in Section 144(a)(4) of the Code, but shall not include capital expenditures described in Section 144(a)(4)(C) of the Code.

     "STATE" shall mean the State of Florida.

     "SUBSTANTIAL USER" shall mean, with respect to any "facilities" (as the term "facilities" is used in Section 144(a)(4)(B) of the Code), a "substantial user" of such "facilities" within the meaning of Section 147(a)(1) of the Code.

     "TAXABLE RATE" shall mean the Prime Rate plus one percent (1%) compounded quarterly.

     "TRUST ESTATE" shall mean the rights granted to the Trustee under the paragraph in this Indenture appearing immediately beneath the phrase "Granting Clause" of this Indenture.

     "TRUSTEE" shall mean initially, Barnett Banks Trust Company, N.A., and any bank with trust powers or a trust company organized and existing under the laws of the United States or one of the states having its principal office within or without the State of Florida, at the time serving as its successor Trustee under this Indenture, such term may also include any co-Trustee appointed to same under the terms of this Indenture.

     "U.C.C." shall mean the Uniform Commercial Code of the State, as now or hereafter amended.

     Except as specifically stated otherwise, all accounting terms used herein shall have the meanings ascribed to them under generally accepted accounting principles and usage and shall be applied on a consolidated basis with respect to the Company, and any of its consolidated subsidiaries.

                                   ARTICLE II

                                    THE BONDS

     SECTION 201. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of the Resolution and this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued is hereby expressly limited to not to exceed $1,800,000. Additional Bonds may be issued only as provided in Article X of the Agreement.

     SECTION 202. DESCRIPTION OF BONDS. The original issue of Bonds shall be known as "Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project)," dated December 17, 1987, the date of issuance, shall be numbered R-1 and shall be in the denomination of $1,800,000.

     Interest on the outstanding principal balance of the Bond from the date hereof until the Bond is fully paid or redeemed shall be payable at the Base Percentage. Such interest shall never accrue or be payable at a rate in excess of the Taxable Rate (except for periods during which an Event of Default exists when the interest rate shall be the Default Rate). Such interest shall be payable on the 17th day of each March, June, September and December commencing March 17, 1988. The initial Prime Rate shall be the Prime Rate in effect upon the delivery of the Bond. Interest shall be computed on the basis of a three hundred sixty (360) day year consisting of 12 30-day months.

     In the event of a Determination of Taxability the interest rate on the Bond shall be increased to the Taxable Rate and such increased rate of interest shall be payable from the Date of Taxability until the Bond is redeemed as required herein. Payment shall be made to such holders and former holders from the Date of Taxability and compounded quarterly until the Bond is redeemed as required herein. Payment shall be made to such holders and former holders from the Date of Taxability for the period of time that such person was the registered owner of the Bond. The holder or former holder shall also be entitled to reimbursement of any penalties, additions or interest on overdue taxes and any taxes payable because of receipt of such reimbursement.

     The Interest Rate on the Bond shall be adjusted as follows (but shall not, by reason of such adjustments, exceed the Taxable Rate):

     (i) Change in Maximum Corporate Tax Rate. If the maximum federal corporate income tax rate for the holder of the Bond or its parent holding company during any period in which interest is accruing, shall be other than 40% for 1987 or 34% for 1988 and subsequent years, then the interest on the Bond during such period shall be modified by multiplying the Base Percentage (as adjusted) by a fraction equal to 1 - A
                                 -----
                                 1 - B
where A equals the maximum marginal corporate income tax rate then in effect and B equals the immediately preceding maximum marginal corporate income tax rate.

     (ii) Alternative Minimum Tax Where Bond Interest is a Direct Tax Preference Item. If the holder of the Bond or its parent holding company pays an alternative minimum tax in any tax year and the interest on the Bond is a direct tax preference item under section 57(a)(5) or any successor provision of the Code then the Interest Rate on the Bond for the period during such tax year in which interest is accruing on the Bond shall be increased during such accrual period by an amount equal to (A - B) x C where:

          (a) A equals the Interest Rate on the Bond expressed as a percentage;

          (b) B equals the Adjusted Bank's Cost of Funds; and

          (c) C equals the maximum marginal rate of the alternative maximum tax expressed as a decimal (currently .20).

     (iii) Alternative Minimum Tax Where Bond Interest is an Indirect Tax Preference Item. If the holder of the Bond or its parent holding company pays an alternative minimum tax in any tax year and the interest on the Bond is not a tax preference item under section 57(a)(5) of the Code, but is an indirect tax preference item because of the application of Section 56(f) or Section 56(g) or any successor provision of the Code then the Interest Rate on the Bond for the period during such tax year in which interest is accruing on the Bond shall be increased during such accrual period by an amount equal to (A - B) x C where:

          (a) A equals the Interest Rate on the Bond expressed as a percentage;

          (b) B equals the Adjusted Bank's Cost of Funds; and

          (c) C equals one half of the maximum marginal rate of the alternative minimum tax expressed as a decimal (currently 1/2 of .20 or .10) for tax years of the Original Purchaser beginning before January 1, 1990 and C equals 75% of the maximum marginal rate of the alternative minimum tax expressed as a decimal for tax years of the Original Purchaser beginning after December 31, 1989.

     (iv) Loss of Federal Income Tax Deduction for State Income Taxes. If the federal income tax deduction for state income taxes paid on the interest payments received under the Bond during any period is reduced because of any change in the tax laws or regulations then the Interest Rate on the Bond shall be increased during such period by an amount equal to A x B x C x D where:

          (a) A equals the fraction (expressed as a decimal) of the total state income tax disallowed as a result of such tax law change;

          (b) B equals the rate of the applicable state income tax (expressed as a decimal);

          (c) C equals the corporate tax rate then in effect (expressed as a decimal); and

          (d) D equals the Interest Rate on the Bond (expressed as a percentage).

     (v) Partial Taxability. If the interest payments received under the Bond during any period become partially taxable because of any change in the tax laws or regulations, then the Interest Rate on the Bond shall be increased during such period by an amount equal to (A - B) x C where:

          (a) A equals the Taxable Rate (expressed as a percentage);

          (b) B equals the Interest Rate on the Bond (expressed as a percentage); and

          (c) C equals the fraction of the Interest Rate on the Bond which has become taxable as the result of such tax change (expressed as a decimal).

     (vi) Other Change in Tax Laws. If the tax laws or regulations are amended to cause the interest on the Bond to be taxable, to be subject to a minimum tax or an alternative minimum tax or to otherwise decrease the after tax yield on the Bond to the holder of the Bond (directly or indirectly, other than a change described in (i) through (v) above or because of a Determination of Taxability) then the Interest Rate on the Bond shall be adjusted to cause the interest received by the holder of the Bond, after payment of any increase in tax, to equal the interest the holder of the Bond would have received in the absence of such change or amendment in the tax laws or regulations. If the tax laws or regulations are amended to increase the after tax yield on the Bond to the holder of the Bond, then the Trustee shall adjust the Interest Rate on the Bond to cause the interest received by the holder of the Bond to equal the interest the holder of the Bond would have received in the absence of such change or amendment in the tax laws or regulations.

     The above adjustments shall be cumulative, but in no event shall the Interest Rate on the Bond exceed the maximum rate permitted by law. The above adjustments to the Interest Rate on the Bond shall be effective on the effective date of the applicable change in the tax laws or regulations. Interest on the Bond and all other tax rates and interest rates are expressed as annual rates. However, proper partial adjustment shall be made if the tax law change is effective after the first day of the holder's tax year or if interest on the Bond does not accrue for the entire tax year of the holder. Adjustments which create a circular calculation because the Interest Rate on the Bond is affected by the calculation shall be carried out sequentially, increasing the Interest Rate accordingly in each successive calculation using as the new value the increase in the Interest Rate on the Bond, until the change on the Interest Rate on the Bond caused by the next successive calculation of the adjustment is de minimis. If more than one of paragraphs (i) through (v) apply, then the Interest Rate shall be adjusted in the order in which listed above.

     To the extent allowed by applicable law, in the event any payment of interest and principal on or other amounts payable under the Bond shall not be paid when due, the amount so due shall, to the extent legally enforceable, continue to bear interest from the date such payment became due until payment thereof at a rate equal to the Default Rate, and, if the holder of the Bond or the Trustee should employ attorneys or incur other expenses for the collection of amounts payable under the Bond, the Issuer shall pay the reasonable fees of such attorneys and such other expenses so incurred by the holder of the Bond and the Trustee.

     The Bond shall mature on December 17, 2012 with principal payable on the 17th day of each March, June, September and December commencing December 17, 1988 in equal installments in the amounts of $18,556.70 each. Any remaining unpaid principal ($18,556.80) and interest shall be due on the maturity date of the Bond.

     Such Bond shall be issued in the form of one typewritten, fully registered Bond without coupons. Installment payments of the principal of and interest on fully registered Bonds shall be made by the Trustee on each interest payment date to the person appearing as the registered owner thereof on the registration books of the Issuer, hereinafter provided for, by check or draft or any other agreeable method mailed to each such registered owner at his address as appears on such registration books. Payment of the final installment of principal of and interest on all Bonds shall be made upon the presentation and surrender of such Bonds as the same shall become due and payable. All the principal of and interest on the Bonds shall be payable in such coin or currency of the United States of America which, on the respective dates of payment thereof, shall be legal tender for the payment of public and private debts.

     SECTION 203. EXECUTION AND AUTHENTICATION OF BONDS. The Bond shall be executed in the name of the Issuer and countersigned and attested by its Authorized Officers, as provided by law, by the manual signature of said officers and its official seal shall be affixed thereto or reproduced thereon. In case any officer whose signature shall appear on any Bond shall cease to be such officer before the delivery of such Bond, such signature or facsimile shall nevertheless be valid and sufficient for all purposes the same as if he had remained in office until after such delivery. Any Bonds may be signed and sealed on behalf of the Issuer by such person who at the actual time of the execution of such Bonds shall hold the proper office with the Issuer, and any Bond so signed and sealed shall be valid and enforceable, notwithstanding that at the date of delivery of such Bonds such person does not hold such office or is not so authorized.

     Only such of the Bonds as shall have endorsed thereon a certificate of authentication substantially in the form set forth in the "Form of Bond", duly executed by the Trustee, shall be entitled to any benefit or security under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered pursuant to this Indenture. The signature of the Trustee or at least one of the Authorized Officers shall be manually subscribed. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds. The Bonds shall be executed substantially in the form and manner herein provided and shall be deposited with the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee there shall have been filed with the Trustee the following:

     (A) A copy, certified by an Authorized Officer of the Issuer, of the Resolution, evidencing that the same has been duly adopted by the Issuer which Resolution shall be in full force and effect on the date on which the Bonds are issued hereunder;

     (B) Executed counterparts of the Agreement, this Indenture, the Mortgage and the Assignment of Mortgage;

     (C) Executed original Note together with the original executed Assignment of Note;

     (D) An opinion of counsel for the Company stating that the signer is of the opinion that the execution and delivery of the Agreement, the Note and the Mortgage have been duly authorized by the Company, that the Agreement, the Note and the Mortgage are in the form so authorized and have been duly executed by the Company and that, assuming proper authorization and execution of the Agreement by the Issuer, the Agreement, the Note and the Mortgage are valid and binding in accordance with their respective terms (subject as to enforcement of remedies to applicable bankruptcy, reorganization, insolvency and discretionary equitable remedies and similar laws and to moratorium laws from time to time in effect) and such other matters as shall be reasonably requested by the Trustee and the Issuer;

     (E) An executed copy of the approving opinion of Bryant, Miller and Olive, P.A., Tallahassee, Florida, as bond counsel;

     (F) A written request of the Issuer to the Trustee requesting the Trustee to authenticate and deliver the Bonds in the aggregate principal amount of $1,800,000 to the Original Purchaser;

     (G) An A.L.T.A. title insurance policy for the face amount of the Bond issued by a title insurer acceptable to the Original Purchaser, which title policy shall insure the Original Purchaser of a valid first mortgage lien on the real property encumbered by the Mortgage and shall insure title in the Original Purchaser free of exceptions, other than exceptions acceptable to the Original Purchaser. The real property shall be free of any mechanics or materialman's liens or special assessments for work completed or under construction;

     (H) The exact legal description of the real property encumbered by the Mortgage shall be provided by the Company to the Issuer and the Original Purchaser pursuant to a current survey prepared by a licensed Florida surveyor and showing all easements, set back lines, encroachments and existing improvements, such survey shall be acceptable to the Original Purchaser as to form and content and shall conform with the requirements contained in Exhibit B to the Commitment Letter;

     (I) The insurance policies required by Section 6.02 of the Agreement;

     (J) An M.A.I. appraisal of the Project which is satisfactory to the Original Purchaser;

     (K) The Original Purchaser's approval of the general contractor, which general contractor must be bonded;

     (L) The Original Purchaser or its designated inspecting architect's approval of plans, specifications and general contractor's contract (guaranteed maximum with 10% retainage);

     (M) A certified cost breakdown, acceptable to the Original Purchaser and certified by the Company, itemizing all costs including overhead, interest carry and all other hard and soft costs which will be incorporated by reference into the Financing Documents as the basis on which advances of Bond proceeds will be made;

     (N) A soil report from the design architect and engineer stating that the soil conditions have been reviewed and the foundation and building have been adequately designed for the soil conditions;

     (O) The Original Purchaser's approval of the construction contract pursuant to which the general contractor will construct the Project, together with a breakdown certified to be true and correct by the Company and the general contractor setting forth, in such detail as the Original Purchaser may request, the cost for each class of work included in the contract price, which costs shall be subject to review and approval by the Original Purchaser;

     (P) Letters from the general contractor, the architect and the engineer agreeing to continue performance of their contracts for the Trustee should the Company default;

     (Q) Evidence satisfactory to the Original Purchaser of the availability of all necessary permits and licenses to construct, occupy and operate the Project including, without limitation, permits, licenses and approvals required under state, federal and/or local laws or regulations with respect to zoning, highway access, safety, subdivision, drainage, building, fire protection, environmental and similar matters;

     (R) Evidence satisfactory to the Original Purchaser of adequate sewage treatment capacity, adequate water for the Project and electricity and other utilities necessary to service the Project in accordance with the Plans and Specifications;

     (S) Evidence satisfactory to the Original Purchaser that ingress and egress to the real property is available from a paved and public street dedicated to and accepted by the appropriate governmental authority; and

     (T) Opinions of counsel for the Company addressing such legal issues concerning the Bond and the Project as the Original Purchaser or its counsel may require including, without limitation, the organization of the Company, the authorization for the execution and delivery of the Financing Documents, the proper execution and delivery of the Financing Documents, the enforceability of the Financing Documents, absence of violations of usury or consumer credit laws, as a result of the payment of any interest, fees or charges due under the Financing Documents and compliance of construction and intended use of the Project regarding zoning, land use and environmental laws; and

     (U) Such other documents or opinions as shall be required by bond counsel, the Trustee or the Original Purchaser.

     When the documents mentioned in clauses (A) to (U), inclusive, next above, shall have been filed with the Trustee, the

Trustee shall authenticate the Bonds and deliver the same to the purchaser or purchasers named in the resolution mentioned in clause (A) above, but only upon payment to the Trustee of the purchase price of the Bonds. The Trustee shall be entitled to rely upon said resolution as to the amount of such purchase price.

     SECTION 204. FORM OF BONDS. The Bonds and the certificate of authentication by the Trustee to be endorsed on all Bonds issued under this Indenture shall be substantially in the form hereinabove set forth with such appropriate variations, omissions and insertions as are permitted or required by this Indenture or the Resolution.

     SECTION 205. REGISTRATION AND EXCHANGE OF BONDS; PERSONS TREATED AS OWNERS. The Issuer shall cause books for the registration and for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee, which is hereby constituted and appointed the Registrar. At reasonable times and under reasonable regulations established by the Trustee, such list may be inspected and copied by the Issuer or by owners (or a designated representative thereof) of 15% or more in aggregate principal amount of Bonds then Outstanding.

     Upon surrender for transfer of any Bond at its principal office, the Registrar shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds of authorized denominations of the same interest rate and maturity for the aggregate principal amount which the registered owner is entitled to receive. Bonds may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of Bonds of the same maturity and interest rate of any other authorized denomination.

     All Bonds presented for transfer, exchange, redemption or payment (if so required by the Issuer or Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to Issuer and Trustee, duly executed by the registered Owner or by his duly authorized attorney. A service charge not in excess of actual costs may be made for any exchange or transfer, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Issuer and Trustee shall not be required (a) to issue, transfer or exchange any Bonds during a period beginning at the opening of business on the 15th day next preceding either any interest payment date or any date of selection of Bonds to be redeemed and ending at the close of business on the interest payment date or day on which the applicable notice of redemption is given or (b) to transfer or exchange any Bonds selected, called or being called for redemption in whole or in part.

     New Bonds delivered upon any transfer or exchange shall be valid limited obligations of the Issuer, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

     The person in whose name any registered Bond is registered may be deemed the owner thereof by the Issuer and the Registrar, and any notice to the contrary shall not be binding upon the Issuer or the Registrar.

     SECTION 206. BONDS MUTILATED, DESTROYED, STOLEN OR LOST. In case any Bond shall become mutilated, or be destroyed, stolen or lost, the Issuer may, in its discretion, issue and cause the Trustee to deliver a new Bond of like tenor as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond, upon surrender and cancellation of such mutilated Bond or in lieu of and in substitution for the Bond destroyed, stolen or lost and upon the Owner's furnishing the Trustee proof of his ownership thereof and satisfactory indemnity and complying with such other reasonable regulations and conditions as the Issuer or the Trustee may prescribe and paying such expenses as the Issuer or the Trustee may incur. All Bonds so surrendered shall be canceled by the Trustee. If any such Bonds shall have matured or be about to mature, instead of causing the Issuer to issue a substitute Bond, the Trustee may pay the same, upon being indemnified as aforesaid, and if such Bond be lost, stolen or destroyed, without surrender thereof.

     Any such duplicate Bond, if any, issued pursuant to this Section shall constitute an original, additional contractual obligation on the part of the Issuer whether or not the lost, stolen or destroyed Bonds be at any time found by anyone, and such duplicate Bonds shall be entitled to equal and proportionate benefits and rights as to lien on and source and security for payment from the Revenues, as hereinafter pledged, to the same extent as all other Bonds issued hereunder.

     SECTION 207. ISSUANCE OF OTHER OBLIGATIONS. The Issuer will not issue any other obligations payable from the Financing Payments or the Revenues, except for the purposes, under the conditions and in the manner provided in Article X of the Agreement, nor voluntarily create or cause or permit to be created any debt, lien, pledge, assignment, encumbrance or other charge having priority over or being on a parity with the lien of the Bonds and the interest thereon, upon said Financing Payments or the Revenues.

                                   ARTICLE III

                                CREATION OF FUNDS

     SECTION 301. CREATION OF FUNDS. There are hereby created and established with the Trustee the special trust funds described in Sections 302 and 303.

     SECTION 302. BOND FUND. The "Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) Bond Fund" (hereinafter sometimes called the "Bond Fund"), to the credit of which deposits shall be made as required by Sections 402 and 502 herein.

     SECTION 303. CONSTRUCTION FUND. The "Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) Construction Fund" (herein sometimes called the "Construction Fund"), to the credit of which such deposits may be made as are required by the Agreement and
Section 402(2) herein.

     (1) As soon as practicable after the delivery of the Bonds, the Trustee shall pay from the Construction Fund established for such Bonds, but not in excess of $36,000, to the firms, corporations or persons entitled thereto the legal, administrative, financing and incidental expenses of the Issuer and of the Trustee and of the Original Purchaser relating to the issuance of such Bonds. Amounts in excess of $36,000 due for fees and expenses of issuing and delivering the Bonds shall be paid from the Company's own funds.

     (2) Except as otherwise provided in this Indenture or a supplemental indenture hereto, any moneys deposited in such Construction Fund (after payment of items in paragraph (1) of this Section) shall be used only to pay the costs of or relating to the Project, including any fees or charges, and necessary incidental expenses of the Issuer and reimbursement to the Company for such Project for costs and expenses paid by the Company in connection with such Project as are approved by the Company and the Consultant.

     (3) Payments pursuant to paragraph (2) of this Section shall be made only in accordance with the procedures and upon the certifications required by
Section 2.03 of the Agreement.

     SECTION 304. SECURITY FOR FUNDS. All moneys received by the Trustee pursuant to this Indenture shall be and constitute trust funds, to be applied solely as provided herein. The moneys at any time on deposit in the Construction Fund and the Bond Fund shall be and at all times remain funds impressed with a trust for the purpose for which each of said funds was created.

                                   ARTICLE IV

                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

     SECTION 401. CUSTODY OF PROCEEDS. When the documents mentioned in Section 203 herein shall have been filed with the Trustee and when the Bonds shall have been executed and authenticated as required herein, the Trustee shall deliver said Bonds at one time to, or upon the order of, the purchaser named in the resolution of the Issuer, but only upon receipt of the Bond proceeds and accrued interest thereon by the Trustee. The Trustee shall then become custodian of the Bond proceeds and shall deposit such proceeds in the various trust funds herein established with the Trustee.

     SECTION 402. APPLICATION OF BOND PROCEEDS. The proceeds, including accrued interest and premium, if any, received from the sale of any or all of the Bonds shall be applied simultaneously with the delivery of such Bonds to the purchaser thereof, as follows:

     (1) The accrued interest, if any, shall be deposited by the Trustee in the Bond Fund herein created and shall be used only for the purpose of paying interest becoming due on the Bonds.

     (2) The balance of moneys received from the sale of the Bonds shall be paid into the Construction Fund created in Section 303 of this Indenture and be held and administered by the Trustee solely for the payment of issuance expenses and construction and equipping of the Project by the Company as provided in the Agreement.

                                    ARTICLE V

                       APPLICATION OF FINANCING PAYMENTS,
                      APPLICATION OF DEPOSITS TO THE FUNDS

     SECTION 501. SOURCE OF PAYMENT OF BONDS. The Bonds herein authorized and all payments by the Issuer hereunder are not general obligations of the Issuer but are limited obligations payable solely from Revenues and as authorized by the Act and provided herein. The Bonds are secured as provided herein.

     SECTION 502. DEPOSITS TO THE BOND FUND. All Financing Payments and Revenues derived by the Issuer pursuant to Section 4.03 of the Agreement on and after the date on which any Bonds are delivered to the purchasers thereof shall be collected by the Trustee for the benefit of the Issuer and deposited promptly to the credit of the Bond Fund. The Trustee shall deposit to the Bond Fund all other moneys received pursuant to the Agreement, the Note or the Mortgage, which are required to be deposited into the Bond Fund as well as any other moneys which in the direction of the payor are to be deposited into the Bond Fund.

     SECTION 503. APPLICATION OF MONEYS IN THE BOND FUND. The Bond Fund shall be in the custody of and under the control of the Trustee but in the name of the Issuer and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on all Bonds as the same become due and payable, whether by maturity or call for redemption, which authorization and direction the Trustee hereby accepts. The moneys deposited to the credit of the Bond Fund shall be applied as follows:

     (A) Commencing on March 17, 1988 and on the 17th day of each March, June, September and December thereafter, to the payment of the interest accrued on the outstanding principal amount of the Bond coming due and payable on such date, including any deficiency and crediting any amounts remaining in the Bond Fund from previous payments due to fluctuations in the Base Percentage.

     (B) Commencing December 17, 1988 and on the 17th day of each March, June, September and December thereafter, to the payment of principal for the Bond payable on such date in the amounts of $18,556.70, with the remaining principal ($18,556.80) due and payable on December 17, 2012.

     (C) As invoiced, the annual fee of the Trustee and the payment of all reasonable fees and expenses including reasonable attorney fees of the Trustee or the Original Purchaser which may be charged in connection with the performance of its duties and services with respect to such current payments of principal and/or interest and as otherwise required or indicated herein and in the Agreement.

     (D) On any interest payment date, the reimbursement to the Trustee and the Issuer of all reasonable expenses and expenditures made or incurred by the Trustee and the Issuer by reason of any advance made pursuant to the Agreement and interest thereon as provided in the Agreement.

     (E) On any interest payment date, the payment of all deficiencies in prior payments due by reason of the provisions of this subsection, plus interest thereon at the Default Rate.

     (F) On the date specified in the Bonds, any other amounts payable under the Bonds.

     (G) A Rebate Account is hereby established in the Bond Fund. There shall be deposited into the Rebate Account the Rebate Amount (as set forth in the certificate of the certified public accountant described in Section 8.10 of the Agreement) from the Bond Fund or from other funds of the Company, within five days following receipt of the certificate mentioned herein. The Trustee shall pay the Rebate Amount (or specified portion thereof) to the United States upon receipt of direction from the Company pursuant to Section 8.10 of the Agreement, or otherwise when due. Such payments to the United States shall be made to the address and at the times specified in Treasury Regulations, Section 1.103-15AT. Funds on deposit in the Rebate Account shall be used only to pay the Rebate Amount and for no other purpose until the final payment of the Rebate Amount is paid to the United States following payment of the entire principal amount of the Bonds, at the time and in the manner specified in Treasury Regulations,
Section 1.103-15AT.

     (1) The Trustee shall deposit the following sums to the Rebate Account:

          (A) The excess of the aggregate amount earned from the date of issuance of the Bonds on all investments in the Construction Fund over the amount that would have been earned if the yield on such investments had been equal to the yield on the Bonds; plus

          (B) Any deficiency in the Rebate Account as determined by the Trustee upon consultation with a certified public accountant, nationally recognized bond counsel or such other consultant as deemed appropriate by the Trustee to assure compliance with applicable Treasury Regulations. Such deficiencies shall be payable from the following sources in the order listed or at the option of the Company, from the source designated by the Company (i) from moneys on deposit in the Construction Fund; (ii) from moneys on deposit in the Bond Fund; or (iii) from funds of the Company paid pursuant to Section 8.10 of the Agreement. Such amounts shall be deposited to the Rebate Account within five days of notice from the Trustee to the Company stating the amount of such deficiency and requesting the Company to designate the source of payment.

     (2) All earnings from sums on deposit in the Rebate Account shall be retained therein and shall be applied as described below.

     (3) Funds on deposit in the Rebate Account shall be applied as follows:

          (A) If the gross proceeds as defined in temporary treasury regulation 1.103-15AT(b)(6) of the Bonds (excluding any amounts on deposit in a bona fide debt service fund) are fully spent for the governmental purpose for which the Bonds were issued within six months from the date of issuance of the Bonds, then the amounts on deposit in the Rebate Account may be applied to pay qualified Costs of the Project (as defined in Section 2.03 of the Agreement), provided such amounts are applied for such purpose within the six month period mentioned herein.

          (B) If the condition set forth in the above paragraph is not met, then the full amount required to be rebated to the United States, as set forth in Section 148(f) of the Code, shall be withdrawn from the Rebate Account and paid to the United States Treasury on the earlier of (i) the year during which all sums in the Construction Fund are spent or in which the Completion Date occurs; (ii) the date on which the last Bond is redeemed, or (iii) a date not in excess of five years from the date of issuance. Such payments to the United States shall be made to the address and at the times specified in Treasury Regulations, Section 1.103-15AT. Funds on deposit in the Rebate Account which are not expended for Costs of the Project pursuant to paragraph (b)(3)(A) above shall be used only to pay the Rebate Amount and for no other purpose until the final payment of the Rebate Amount is paid to the United States following payment of the entire principal amount of the Bonds, at the time and in the manner specified in Treasury Regulations, Section 1.103-15AT.

     (4) The Company will determine any rebate to the U.S. Treasury which is required by Section 148 of the Code.

     Whenever the amount in the Bond Fund from any source whatsoever is sufficient to effect the redemption of all outstanding Bonds on the earliest date at which they may be redeemed in accordance with the provisions of this Indenture, to pay all interest which may accrue thereon on or prior to such date, to pay all administration expenses due or which will become due upon redemption of the Bonds, and to pay any Rebate Amount due or to become due following redemption of the Bonds, the Trustee shall take appropriate action to redeem all such Bonds on such date and the moneys held in the Bond Fund shall be applied to the redemption of such Bonds and to the payment of such interest, administration expenses and Rebate Amount and, when such redemption shall have been effected no further payment into the Bond Fund need be made.

     SECTION 504. RELEASE OF FUNDS UPON PAYMENT OF BONDS. Any amounts remaining in the Bond Fund after payment in full of the Bonds, the administration expenses, the Rebate Amount and all other amounts required to be paid hereunder shall be paid or applied to the Company as provided in the Agreement if there is no default thereunder.

     SECTION 505. CHARGE. Subject to the terms and conditions set forth in this Indenture, moneys deposited to the credit of the various funds herein are hereby pledged to and charged with the payments mentioned in this Article, and such moneys held in trust constitute part of the Trust Estate and are subject to a lien and charge in favor of the Owners of the Bonds issued and Outstanding under this Indenture and for the further security of such Owners until paid out or transferred as herein provided.

     SECTION 506. REPAYMENT TO THE COMPANY FROM THE FUNDS. Should this Indenture be discharged under the provisions of Article IX herein, any amounts in excess of amounts needed for redemption of Bonds or to make any payments due to the United States pursuant to Section 503(G) hereof or all for charges, fees and expenses and advances of the Original Purchaser, the Trustee and any paying agent, remaining in the various funds established under the provisions of this Indenture shall be paid to the Company.

                                   ARTICLE VI

                                GENERAL COVENANTS

     SECTION 601. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants that it will promptly pay the principal of, premium, if any, and interest on every Bond issued under this Indenture in the manner provided herein and in said Bonds. The principal, interest and premium, if any, are payable solely from the Revenues derived by the Issuer from the payments, as provided herein and in the Agreement, which Financing Payments and Revenues are hereby specifically pledged to the payment thereof as herein specified, and nothing in the Bonds or in this Indenture should be considered as pledging any other funds or assets of the Issuer. Neither the County of Pinellas, the Issuer, nor the State of Florida or any of its political subdivisions shall be liable for the payment of the principal of, premium, if any, or interest on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer, except as provided in this Indenture and the Agreement.

     SECTION 602. PERFORMANCE OF COVENANTS; AUTHORITY. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, and in any Bond executed, authenticated and delivered hereunder. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Florida, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture; and the Agreement and pledge the Revenues hereby pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

     SECTION 603. RIGHT TO FINANCE PROJECT; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer represents that it has the right to finance the Project. The Issuer covenants that it will defend its interest in the Trust Estate, the proceeds from the Agreement and any Financing Payment or other payment required by the Agreement and the Revenues for the benefit of the Owners of the Bonds against the claims and demands of all persons whomsoever, subject to indemnification by the Company as provided in Section 1112 herein and Section 6.07 of the Agreement. The Issuer covenants that it will take such further actions as the Trustee may reasonably require for the better assuring, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby to the payment of the principal of, premium, if any, and interest on the Bonds, subject to indemnification by the Company as provided in
Section 1112 herein and Section 6.07 of the Agreement. The Issuer covenants and agrees that, except as herein and in the Agreement provided, it has not and will not sell, convey, mortgage, encumber or otherwise dispose of any part of its interest and rights in the Trust Estate, Financing Payments, Revenues or of its rights under the Financing Documents.

     SECTION 604. FILING, RE-FILING OF SUPPLEMENTS. Promptly after any filing, registration, recording, re-filing, re-registering, or re-recording of this Indenture, the Agreement, any supplement to any of said instruments, any financing statement or any instrument of further assurance which is required pursuant to Section 603 hereof the Issuer will cause the Company to deliver to the Trustee a certificate to the effect that such filing, registration, recording, refiling, re-registration or re-recording has been duly accomplished and setting forth the particulars thereof.

     SECTION 605. PAYMENT OF TAXES, CHARGES. The Issuer will cause the Company to pay all lawful taxes, assessments and charges at any time levied or assessed against or with respect to the Company which are required to be maintained or paid under the provisions of the Agreement.

     SECTION 606. INSURANCE. The Issuer will cause the Company to insure the Project as provided in Section 6.02 of the Agreement.

     SECTION 607. RECORDATION OF AGREEMENT, INDENTURE AND SECURITY INSTRUMENTS. The Issuer shall cause the Mortgage, the Assignment of Mortgage, all supplements hereto and thereto, and other agreements, if any, and other security instruments as may be required from time to time to be recorded and filed by the Company in such manner as may be required by law in order to fully preserve and protect the security of the owners of the Bonds and the rights of the Trustee hereunder and under any other Financing Document.

     SECTION 608. INSPECTION OF BOOKS. The Issuer covenants and agrees that all books and documents in its possession relating to the Project and the Financing Payments and the Revenues shall at all times be open to inspection by such agents as the Trustee may from time to time designate.

     SECTION 609. MAINTENANCE OF EXISTENCE. For as long as any of the principal and interest on any of the Bonds shall be outstanding and unpaid, the Issuer covenants with the owners of any and all Outstanding Bonds that unless terminated pursuant to legislation it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another body politic or permit another body politic or corporation, as the case may be, to consolidate with or merge into it, unless there exists at the time a surviving, resulting or successor body politic which assumes in writing or by operation of law all of the obligations of the Issuer or the Trustee, as the case may be, herein and hereunder.

     SECTION 610. RIGHTS UNDER AGREEMENT. The Agreement sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations. The Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder.

     SECTION 611. PROTECTION OF BONDHOLDERS. The Issuer hereby covenants and agrees that as long as any of the Bonds issued hereunder are Outstanding it will deposit in the Bond Fund sufficient sums from the Financing Payments and the Revenues and other amounts derived from the Company promptly to meet and pay the principal of, premium, if any, and interest on the Outstanding Bonds as the same become due and payable.

     SECTION 612. ORIGINAL PURCHASER'S, TRUSTEE'S AND PAYING AGENTS' FEES, CHARGES, ADVANCES AND EXPENSES. Pursuant to the provisions of the Agreement the Company has covenanted to pay to the Original Purchaser and the Trustee, commencing with the execution and delivery of this Indenture and continuing until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provided for in accordance with the provisions of this
Indenture: (1) an amount equal to the annual fee of the Trustee, as Trustee, and its ordinary expenses incurred under this Indenture, as and when the same become due, (2) the reasonable fees, charges and expenses of the Trustee, as Registrar and Paying Agent, and any paying agents acting as paying agent as herein provided, as and when the same become due, (3) the reasonable fees, charges and expenses of the Trustee for any necessary extraordinary services and expenses of the Trustee under this Indenture in excess of those services usually rendered and those expenses usually incurred by a Trustee under instruments similar to this Indenture, as and when the same become due, (4) any advances made by the Trustee or the Original Purchaser, together with interest, pursuant to Section
6.05 of the Agreement, and (5) the reasonable fees, charges and expenses of the Original Purchaser incurred by the Original Purchaser in connection with its ownership of the Bond or its enforcement of its right to receive payments under the Bond. References in this Indenture to fees and expenses of the Trustee or the Original Purchaser shall be deemed to include reasonable attorney's fees and any sales or service tax thereon, whether or not litigation results, incurred by the Trustee in carrying out his duties hereunder.

     SECTION 613. TAX COVENANT. The Issuer covenants with the Trustee and with the bondholders that it will not authorize the moneys held under this Indenture to be invested in any manner which would result in the Bonds being treated as an obligation not described in Section 103(a) of the Code because of a failure to comply with the provisions contained in Section 148 of the Code. The Issuer additionally covenants to take all action necessary to maintain the exclusion from gross income for federal income tax purposes of the interest on the Bond.

                                   ARTICLE VII

                       REDEMPTION OF BONDS BEFORE MATURITY

     SECTION 701. (A) REDEMPTION DATES AND PRICES. The Bonds and any other Additional Parity Obligations to the extent set forth in such Additional Parity Obligations shall be redeemable as follows:

                     OPTIONAL REDEMPTION IN WHOLE OR IN PART

     The Bond may be redeemed by the Issuer, at the request of the Company on any principal payment date, prior to maturity, in whole or in part (but if in part, in $5,000 increments) , at 102% of the principal then outstanding if redeemed on or prior to the first anniversary date of the date of delivery of the Bond, at 101% of the principal then outstanding if redeemed after the first anniversary date of the date of delivery of the Bond but on or before the second anniversary date of the date of delivery of the Bond, and at 100% of the principal then outstanding if redeemed after the second anniversary date of the date of delivery of the Bond, plus accrued interest to the redemption date, plus all other amounts due under the Mortgage, this Indenture or the Agreement.

                              MANDATORY REDEMPTION

     The Bond shall be redeemed in part in the manner provided in Section 2.03 of the Agreement, at par, plus accrued interest, to the extent that Bond proceeds and investment earnings thereon exceed the amount necessary for the construction and equipping of the Project.

                      SPECIAL MANDATORY REDEMPTION IN WHOLE

     If interest on the Bond is declared taxable as a result of a Determination of Taxability or should an Adjudication of Invalidity occur (in which case the Company shall promptly notify the Trustee and Original Purchaser of its existence) in regard to the Bonds then the Bond shall be redeemed as provided in
Section 8.05 of the Agreement at the then outstanding principal amount of the Bond, plus accrued interest, plus in the case of a Determination of Taxability all other amounts due under the Mortgage, this Indenture or the Agreement and other amounts calculated as provided in Section 202 of this Indenture.

                                       PUT

     The Bond may be redeemed by the holder in whole at the principal amount plus accrued interest on the anniversary date of the date of delivery of the Bond in the years 1992, 1997, 2002 and 2007. The holder may exercise this option by written notice to the Trustee and the Company at least 6 months prior to the redemption date. Upon receipt of the notice, the Company must pay all amounts due under the Bond on or before the redemption date.

     All partial redemptions of the Bond shall be applied to principal installments in inverse order of maturity except that partial redemption from unexpended Bond proceeds shall be applied ratably to reduce future principal installments.

     Notice of any such redemption shall be given in the manner required by
Section 702 hereof.

     All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption are on deposit at the place of payment at that time, and shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

     (B) SELECTION OF BONDS TO BE CALLED FOR REDEMPTION. Except as provided in
Section 2.03 of the Agreement concerning mandatory redemption from unexpended Bond proceeds, if less than all of the Bond is to be redeemed, such portion of the Bond to be called for redemption shall be applied to pay installments of principal of the Bond in inverse order of maturity. The Issuer shall direct the Trustee to call Bonds for optional redemption only after it shall have been notified by the Company or the Holders of 100% of the Bonds then Outstanding, of the proposed redemption and the Company has notified the Trustee of a corresponding prepayment under this Indenture and which Bond is to be redeemed.

     SECTION 702. NOTICE OF REDEMPTION. Notice of the call for redemption identifying the Bonds to be redeemed shall be given by mailing a copy of the redemption notice by registered or certified mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of the Bonds.

     Prior to the date that the redemption notice is mailed as aforesaid the Issuer shall place in trust with the Trustee sufficient funds to pay such Bonds and accrued interest thereon and the premium, if any, to the redemption date. Notice of redemption having been given as aforesaid, the Bonds or portions thereof so to be redeemed shall, on the date fixed for redemption, become due and payable at the redemption price herein specified and on and after such redemption date (unless the Issuer shall default in the payment of the redemption price), the Bonds or portion thereof thus called shall not bear interest, shall no longer be protected by this Indenture and shall not be deemed to be Outstanding.

     SECTION 703. CANCELLATION. All Bonds which have been redeemed shall be canceled and destroyed by the Trustee and a certificate of destruction shall be furnished by the Trustee to the Issuer and the Company.

     SECTION 704. TAX INDEMNIFICATION PAYMENTS TO HOLDERS. If the Bonds are required to be redeemed as a result of the occurrence of a Determination of Taxability, all moneys paid to the Trustee with respect to the Bonds not outstanding on the date of such redemption shall be held by the Trustee in a separate trust account and shall be paid to the Holders as provided in Section 202 hereof. Before making any payments to the Holders of the Bonds, the Trustee will mail notice of the availability of the amounts payable to such Holders in the manner set forth for notice of redemption in Section 702 hereof. All moneys so deposited with the Trustee shall be held for the benefit of such Holders for two (2) years. After that date, any moneys so deposited shall be repaid to the Company, and thereupon and thereafter no such claimant shall have any rights to or in respect of such moneys.

     SECTION 705. NON-PRESENTMENT OF BONDS. In the event any Bonds shall not be presented for payment either at maturity or at the date fixed for redemption thereof, if funds sufficient to pay such Bonds shall have been made available to the Trustee, for the benefit of the Owner or Owners thereof, all liability of the Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged. Thereupon it shall be the duty of the Trustee, as paying agent, to hold such funds for an additional period of six
(6) years, without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond, and at the termination of such six (6) year period the Trustee, as paying agent, shall pay such unclaimed funds to the Company, as successor paying agent, who shall hold such unclaimed funds, without liability for interest, for the account of the person, persons, or entities entitled thereto, subject to such obligations as the Company may have under the Florida Abandoned Property Act or any law of similar import.

     SECTION 706. BONDS REDEEMED IN PART. Any Bond which is to be redeemed only in part shall, at the option of the Owner thereof, either (1) be presented for notation thereon by the Trustee of the payment as of the redemption date of the redeemed portion of the principal thereof, or (2) be surrendered (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner of such Bond, with reasonable service charge, a new Bond or Bonds, of any authorized denomination or denominations as requested by such Owner, and in an aggregate principal amount equal to the unredeemed portion of the principal of the Bonds surrendered.

                                  ARTICLE VIII

                                   INVESTMENTS

     SECTION 801. INVESTMENTS OF CONSTRUCTION FUNDS. (A) As promptly as practicable following the issuance and sale of any Bonds and from time to time thereafter the Trustee will request and thereafter the Company will furnish to the Trustee a written certificate stating in what to invest. Promptly after receipt of each such certificate, the Trustee will, at the written direction of the Company, or if there shall be no written direction, invest in the Trustee's Automatic Cash Management T-fund, to the extent practicable, cause the Construction Fund moneys certified in the said certificate to be invested in Investment Securities which mature, or which are subject to redemption by the holder, no later than the dates on which moneys will be required as shown in the said certificate. All income on such investments shall be deposited in the Construction Fund and any loss suffered on such investments shall be a charge against the Construction Fund. The Trustee may from time to time cause any such Investment Securities to be sold or otherwise converted into cash, and shall cause such Investment Securities to be sold or otherwise converted into cash whenever cash is needed for the purpose for which the Construction Fund was established.

     Following completion of the Project any moneys in the Construction Fund shall be applied to partial redemption of the Bond in the manner provided in
Section 2.03 of the Agreement.

     (B) Any moneys held as part of the Bond Fund, except as otherwise provided in Sections 704 and 705 hereof, shall be kept fully invested or reinvested by the Trustee at the written direction of the Company, or, if there shall be no written direction, invested in the Trustee's Automatic Cash Management T-fund, to the extent that such investment is feasible and consistent with the purposes of said fund. Moneys held in the Bond Fund shall be invested only in Investment Securities redeemable at the option of the obligee or maturing not later than the times when the moneys so invested are reasonably expected to be used for the purposes of such fund. All income and all profits realized on the investment of moneys in the Bond Fund during the period prior to completion of the Project shall be paid into the Construction Fund, and all such income and profits realized after completion of the construction of the Project shall remain in the Bond Fund and shall be credited against the next maturing Financing Payment due under Section 4.03 of the Agreement and applied to the next installment of principal or interest coming due on the Bonds. The Trustee may make any investments through its own bond department, money center or affiliated bank.

     Notwithstanding anything herein to the contrary, investment earnings on any moneys on deposit in the Rebate Account shall be maintained on deposit therein and shall be used only for payment of the Rebate Amount in the manner set forth in Section 503(G) of this Indenture.

     SECTION 802. TRUSTEE'S RESPONSIBILITY. The Trustee shall invest funds hereunder only upon receipt of written directions from the Company or, if there shall be no written directions, in the Trustee's automatic cash management fund. The Trustee shall sell or dispose of Nonpurpose Obligations (as defined in Treasury Regulations, Section 1.103-15AT) immediately upon receipt of directions from the Company pursuant to Section 8.10 of the Agreement. The Trustee shall have no liability or responsibility for any loss resulting from investments made under this Indenture (except liability for its own grossly negligent failure to follow the Company's instructions) or from the redemption and sale of any such investment or failure to invest or to meet or achieve maximum earnings. The Trustee shall provide to the Company monthly statements of the aggregate amount earned on all Nonpurpose Obligations in which proceeds of the Bonds are invested, pursuant to the provisions of Section 8.10 of the Agreement.

     SECTION 803. ARBITRAGE. The Company has covenanted in the Agreement not to use or apply Bond proceeds and not to direct the Trustee to act in such a manner as to violate Section 148 of the Code. The Trustee shall have no liability for compliance with Section 148 of the Code, except for its duty to follow the advice of accountants, counsel or experts concerning rebate of arbitrage earnings and its duty to follow the written directions of the company concerning the investment of funds.

                            ASSIGNMENT TO THE TRUSTEE

     For value received, the Pinellas County Industry Council hereby grants, bargains, sells, conveys and assigns unto Barnett Banks Trust Company, N.A., as Trustee under the Trust Indenture mentioned in the foregoing Promissory Note, and unto its successors in trust, and to its assigns all of the Issuer's right, title and interest in and the present and continuing rights to make claim for, collect, receive and receipt for the payments and revenues arising from the Issuer's rights in the foregoing Promissory Note dated December 17, 1987 and the right to bring actions and proceedings under the said Promissory, Note.

     Dated this 17th day of December, 1987.

                                                PINELLAS COUNTY INDUSTRY COUNCIL

(SEAL)


                                                By:/s/ Charles E. Rainey
                                                   -----------------------------
                                                   Chairman

ATTEST:


/s/ William M. Castoro
------------------------------------
Secretary

                                   ARTICLE IX

                             DISCHARGE OF INDENTURE

     SECTION 901. DISCHARGE OF LIEN AND SECURITY INTERESTS. If the Issuer shall pay or cause to be paid the principal of, and the redemption premium (if any), and the interest on the Bonds at the times and in the manner stipulated therein and herein, and shall pay or cause to be paid all fees and expenses of the Original Purchaser, the Trustee, the Registrar and the Paying Agent due or to become due in connection with the payment of the Bonds and all other amounts due or to become due hereunder, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, then the lien of this Indenture, these presents and the Trust Estate shall cease, terminate and be discharged, and thereupon the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Indenture, the Agreement, the Mortgage and the Note and assign and deliver to the Issuer so much of the Trust Estate as may be in its possession or subject to its control, except moneys or direct obligations of the United States deposited with the Trustee for the payment of the principal of, and the redemption premium (if any) and the interest on the Bonds which have become due but have not yet been presented for payment and moneys in the Bond Fund required to be paid to the Company pursuant to Section 506; provided, however, such cancellation and discharge of this Indenture shall not terminate the powers and rights granted to the Trustee with respect to the payment, registration and transfer and exchange of the Bonds, nor any indemnification provisions or any provisions relating to payment upon a Determination of Taxability.

     SECTION 902. PROVISION FOR PAYMENT OF BONDS. Subject to the provisions of this Indenture relating to payment upon a Determination of Taxability, Bonds shall be deemed to have been paid within the meaning of Section 901 if the Issuer shall pay or shall make provision for payment satisfactory to the Trustee and the Original Purchaser of all fees, expenses, charges and advancements of the Trustee and the Original Purchaser:

     (A) the principal of, redemption premium (if any) and all interest on all Bonds have been paid in accordance with the terms thereof; or

     (B) there shall have been irrevocably deposited with the Trustee either:

          (1) sufficient moneys, or

          (2) non-callable direct obligations of the United States of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in trust also), be sufficient together with any moneys referred to in subsection (B)(1) above, for the payment at their respective maturities or redemption dates prior to maturity, of the principal thereof and the interest to accrue thereon to such maturity or redemption dates, as the case may be; provided, however, that such deposit will not affect the tax exempt status of the interest on any of the Bonds or cause the Bonds to violate the provisions of Section 613 hereof. Neither the moneys nor obligations deposited with the Trustee in trust pursuant to this paragraph shall be withdrawn or used for any purpose other than for the payment of the principal and redemption premium, if any, and interest on the Bonds and any rebate payments, any subsequent litigation, any taxability premiums and any other expenses of the Trustee.

     SECTION 903. DISCHARGE OF THE INDENTURE. Notwithstanding the fact that the lien of this Indenture upon the Trust Estate may have been discharged and cancelled in accordance with Section 901, this Indenture and the rights granted especially under Section 1112 hereof and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Trust Estate may have been discharged and cancelled, shall nevertheless continue and subsist until the principal of, the redemption premium (if any), and the interest on all of the Bonds and any rebate payments, any subsequent litigation, any taxability premiums and any other expenses of the Trustee shall have been paid in full or the Trustee shall have returned to the Company pursuant to Section 705 hereof all funds theretofore held by the Trustee for payment of any Bonds not theretofore presented for payment.

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                                    ARTICLE X

           DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

     SECTION 1001. EVENTS OF DEFAULT. If any of the following events shall occur and be continuing it shall constitute an "Event of Default" under this
Indenture:

     (a) Failure by the Issuer to pay the principal of or interest on the Bond on or before the date the same becomes due as therein and herein provided, whether such shall become due by maturity or otherwise.

     (b) Failure by the Issuer to perform any of the agreements on its part herein contained (other than its agreement to pay the principal of and the interest on the Bond) after thirty (30) days written notice of such failure made by the Trustee to the Issuer or made to the Issuer and the Trustee by the holders of ten percent (10%) in principal amount of the Bonds then outstanding and secured hereby, unless during such period or any extension thereof the Issuer has taken steps reasonably calculated to remedy such default.

     (c) Appointment with the consent or acquiescence of the Issuer, by a court having jurisdiction of a receiver for the Issuer, or the approval by a court of competent jurisdiction of any petition for rearrangement or readjustment of the obligations of the Issuer under any provisions of the bankruptcy laws of the United States, and if such approval was without the consent or acquiescence of the Issuer, the continuation of such appointment or approval unstayed and in effect for a period of sixty (60) consecutive days.

     (d) An Event of Default under the Agreement.

     SECTION 1002. DECLARATION OF ACCELERATION. If an Event of Default shall have occurred the Trustee may, and upon the written request of the Owners of a two-thirds (2/3) in aggregate principal amount of Bonds then outstanding shall, by notice in writing delivered to the Issuer and the Company, to the extent permitted by law, declare the principal of all Bonds then outstanding, plus any premium, if any, and accrued interest thereon which shall have become payable prior to such declaration, immediately due and payable. Upon any such declaration, all amounts payable under the Note and Section 4.03 of the Agreement shall become immediately due and payable in accordance with Section
9.02 of the Agreement. All amounts not paid when due shall bear interest from the date due until paid at the Default Rate. Such declaration may be rescinded as provided in Section 1013 hereof.

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

     SECTION 1003. REMEDIES; RIGHTS OF BONDHOLDERS.

     (a) If an Event of Default shall have occurred, the Trustee may pursue any available remedy at law or equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of, premium, if any, and interest on the Bonds then Outstanding, and to specifically enforce and compel the performance of the duties and obligations of the Issuer as herein set forth and the duties and obligations of the Company under the Agreement and other instruments assigned to the Trustee, and including any and all other remedies provided for herein. While any Bonds are outstanding, the Issuer shall not exercise any of the remedies specified in Section 9.02 of the Agreement or otherwise available to the Issuer without the prior written consent of the Trustee.

     If an Event of Default shall have occurred and if requested so to do by the holders of two-thirds of the principal amount of the Bonds then outstanding and upon being indemnified as provided in Section 1105 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section as the Trustee shall deem most expedient in the interests of the Bondholders.

     No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any other or any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

     SECTION 1004. NOTICE TO BONDHOLDERS. The Trustee shall give written notice by registered mail of the occurrence of every Event of Default to every Bondholder who shall have filed with the Trustee his address for such purpose.

     SECTION 1005. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the holders of two-thirds of the principal amount of the Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture and the exercise of all remedies available to the Trustee hereunder and under the Financing Documents; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. The Trustee shall be fully protected in acting on any direction of the Bondholders hereunder and shall not be liable or responsible in any manner to any person for so acting.

     SECTION 1006. REMEDIES UNDER AGREEMENT. The Trustee shall be entitled, as a matter of right, to exercise any or all remedies available to the Issuer or the Trustee under the Agreement. The Issuer may exercise any of the remedies available to the Issuer under the Agreement, subject, however, to the paramount and superior right of the Trustee to exercise such remedies.

     SECTION 1007. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee or to the Issuer, or existing at law or in equity, shall be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Indenture or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time as often as may be deemed expedient. In order to entitle the Trustee or the Issuer to exercise any remedy reserved to it in this Indenture or the Agreement, or existing in law or in equity, it shall not be necessary to give notice, other than such notice as may be herein expressly required.

     SECTION 1008. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in the Agreement or this Indenture should be breached by any party thereto or hereto and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     SECTION 1009. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article or by virtue of action taken or remedies exercised under provisions of any of the Financing Documents shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee or the Original Purchaser, be deposited in the Bond Fund, and all moneys in the Bond Fund (other than moneys held by the Trustee in the Bond Fund pursuant to Section 704 or
Section 705 of this Indenture) shall be applied as follows:

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

     (a) Unless the principal of the Bonds shall become or shall be declared due and payable, all such moneys shall be applied as follows:

          FIRST -- To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege;

          SECOND -- To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on the Bonds which shall have become due (other than the Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of its due dates, with interest on the Bonds and, if the amount available shall not be sufficient to pay in full the Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal and such interest due on such date, to the persons entitled thereto without any discrimination or privilege; and

          THIRD -- To be deposited in the Bond Fund and held for the payment to the persons entitled thereto as the same shall become due of the principal of, premium, if any, and interest on the remaining Bonds upon maturity or call for redemption prior to maturity and, if the amount available shall not be sufficient to pay in full the Bonds due on any particular date, together with interest then due and owing thereon, payment shall be made ratably according to the amount of principal due on such date to the persons entitled thereto without any discrimination or privilege.

     (b) If the principal of the Bonds has become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid on the Bonds (other than the Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of the Bonds over any other Bonds, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

     (c) If the principal of the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded under the provisions of Section 1013 of this

Indenture then, subject to the provisions of subsection (b) of this Section in the event that the principal of the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

     Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

     Whenever all principal of, premium, if any, interest on and any other amounts payable under the Bonds has been paid under the provisions of this Section and all expenses, fees and charges of the Trustee and any paying agent have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 506 hereof.

     SECTION 1010. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proofs of claim) under this Indenture or under the Bonds may be enforced by the Trustee without the possession of the Bonds or the production thereof in any trial or other proceedings relating thereto. Any such action or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery or judgment shall be for the equal and ratable benefit of the holders of the Bonds.

     SECTION 1011. RIGHTS AND REMEDIES OF BONDHOLDER. No holder of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (i) an Event of Default has occurred of which the Trustee has been notified as provided in Section 1106 hereof, or of which by such subsection it is deemed to have notice, (ii) any time permitted for cure after notice of such Event of Default has expired, (iii) the holders of not less than two-thirds of the principal amount of the Bonds then outstanding shall have made written request that the Trustee exercise a particular right or remedy or institute any such suit, action or proceeding and shall have offered reasonable

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

opportunity either to proceed to exercise the remedies and powers herein granted or to institute such suit, action, or proceeding in its own name, as Trustee, and shall have offered to the Trustee indemnity as provided in Section 1105 hereof and (iv) the Trustee shall thereafter fail or refuse for a period of at least sixty (60) days to exercise the remedies and powers herein granted, or to institute such action, suit or proceeding in its own name, as Trustee. No one holder of the Bonds shall have any right in any manner whatsoever to enforce any right hereunder except in the manner herein provided, and all suits, actions and proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the holders of the Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of the Bondholder to enforce the payment of the principal of, premium, if any, interest on and other amounts payable under the Bonds at and after the maturity thereof.

     SECTION 1012. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to exercise any remedy under this Indenture and such proceedings shall have been discontinued or abandoned for any reason (other than a discontinuance by the Trustee at the request of the Company in which the Trustee reserves, in writing delivered to the Company, the right to reinstate such proceedings if the event upon which the proceeding is based is not corrected to the satisfaction of the Trustee), or shall have been determined adversely, then and in every such case the Issuer, the Company, the Bondholder and the Trustee shall be restored to their former positions, rights and obligations hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     SECTION 1013. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds, and shall do so upon the written request of the holders of (1) the Bonds then outstanding in respect of which default in the payment of principal, premium, if any, interest or other amounts payable thereunder exists, or (2) the holders of not less than two-thirds of the principal amount of the Bonds then outstanding in the case of any other Event of Default; provided, however, that there shall not be waived (a) any default in the payment of the principal (due other than by reason of acceleration) of any outstanding Bonds when due (whether at maturity or by optional redemption) or (b) any default in the payment when due of the interest on the Bonds unless, prior to such waiver or rescission, all arrears of principal (due other than by reason of acceleration) and interest, and all fees, charges and expenses of the Trustee in connection with such Event of Default shall have been paid or provided for. In the case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Company, the Trustee and the Bondholder shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall affect any subsequent or other Event of Default or impair any rights or remedies consequent thereon.

     SECTION 1014. NOTICE OF DEFAULTS UNDER SECTION 1001(b); OPPORTUNITY FOR THE COMPANY TO CURE DEFAULTS. Anything herein to the contrary notwithstanding, no event occurring under Section 1001(b) shall constitute an Event of Default until actual notice of such event by registered or certified mail shall be given to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the holders of the Bonds then outstanding and the Company and the Issuer shall have had thirty (30) days after receipt of such notice to correct such event or cause it to be corrected, and shall not have corrected such event or caused it to be corrected.

     With regard to any event concerning which notice is given to the Company under the provisions of this Section 1014, the Issuer hereby grants the Company full authority for account of the Issuer to perform or observe any covenant, condition or agreement alleged in such notice not to have been performed or observed, in the name and stead of the Issuer, with full power to do any and all things and acts to the same extent that the Issuer could do in order to correct or remedy such event.

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

                                   ARTICLE XI

                             CONCERNING THE TRUSTEE

     SECTION 1101. ACCEPTANCE OF TRUSTS; LIABILITY. The Trustee accepts the trusts and assumes the duties imposed and created by this Indenture. The Trustee shall, prior to an event of default as defined in Section 1001, and after the curing of all such events of default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

     (b) In case the Trustee has actual notice that an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture as a prudent man would exercise under the circumstances in the conduct of his own affairs. Until the Trustee receives such notice, the Trustee, in the absence of gross negligence or bad faith, shall have no liability hereunder;

     (c) The Trustee shall not be liable for any error or judgment made in good faith by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee or such officer was grossly negligent in ascertaining the pertinent facts;

     (d) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless repayment of such funds or adequate indemnity against such risk of liability is assured to it; and

     (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 1102. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in
Section 1101:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document signed or presented by any party or parties authorized under this Indenture or the Agreement;

     (b) any request, direction, election, order or demand of the Issuer shall be sufficiently evidenced by an instrument signed in the name of the Issuer by an Authorized officer (unless otherwise in this Indenture specifically prescribed), and any resolution of the Issuer may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Issuer;

     (c) any request, direction, election, order or demand of the Company shall be sufficiently evidenced by an instrument signed in the name of the Company by the Authorized Company Representative (unless otherwise in this Indenture specifically prescribed) and any resolution of the Company may be evidenced to the Trustee by a copy thereof certified by the Authorized Company Representative;

     (d) the Trustee may consult with counsel including counsel who rendered the approving opinion on the Bonds to the Original Purchaser thereof and the written advice on opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) whenever, in the administration of the trusts of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matters (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively proved and established by a certificate of the Issuer, and such certificate of the Issuer shall be full warranty to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

     (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the

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

Trustee security or indemnity against the costs, expenses (including attorney's fees) and liabilities which might be incurred by it in compliance with such request or direction;

     (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

     (h) the Trustee shall have no duty to determine the genuineness of any signature, or except as provided in paragraphs (b) and (c) of this Section, the authority of any person to execute any certificate or other document; and

     (i) whenever the Trustee is vested with a discretionary right hereunder, or in the Agreement, it is expressly granted the right to seek direction or consent of 100% of the holders of the Outstanding Bonds and any action taken by the Trustee at the direction or consent of said holders shall be conclusively deemed prudent for all purposes.

     SECTION 1103. TRUSTEE NOT RESPONSIBLE FOR RECITALS AND CERTAIN MATTERS OF BONDS OR SECURITY. The recitals contained herein and in the Bond, except the Trustee's certificate of authentication, shall be taken as the representations of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bond. The Trustee is not responsible for the recording of this Indenture, the Agreement or the Mortgage or for the payment of taxes, charges, assessments and liens upon the Trust Estate, or for insuring the Trust Estate or the maintenance thereof, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of any of the Trust Estate, or otherwise as to the maintenance of the security hereof.

     SECTION 1104. GENERAL LIMITATION OF LIABILITY. The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty of the Trustee and the Trustee shall be answerable only as provided in
Section 1101 hereof. The Trustee shall not be required to give any bonds or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises. The Trustee shall not be liable for any debts contracted or for damages to persons or to personal property injured or damaged, or for salaries or nonfulfillment of contracts during any period in which it may be in the possession of or managing the Trust Estate except only as provided in
Section 1101 hereof, if such debts, damages, salaries or contracts have

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

been incurred, suffered, earned or made in connection with such possession or management.

     SECTION 1105. BRINGING AND DEFENDING LEGAL ACTIONS. The Trustee shall be under no obligation to institute any suit, or to take any action or conduct any proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability; the Trustee may nevertheless after written notice to the Company, begin suit, or appear in and defend suit, make advances as provided herein or in the Agreement or Mortgage, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity, and in such case the Company shall reimburse the Trustee for all costs and expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith, plus interest on disbursements therefor at the Default Rate not to exceed any legal maximum. If the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any moneys in its possession under the provisions of this Indenture and notwithstanding any provision in this Indenture to the contrary the Trustee shall be entitled to a preference therefor over any of the Bonds then Outstanding.

     SECTION 1106. NOTICE OF DEFAULTS. Within ninety (90) days after the occurrence of any Event of Default hereunder, the Trustee shall transmit by mail to the holders of registered Bonds at the address shown therefor in the bond register, notice of such Event of Default known to the Trustee; provided, however, that except in the case of a default in the payment of the principal or (or premium, if any) or interest on the Bond, the Trustee shall be protected in withholding such notice if and so long as an officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Bondholders.

     SECTION 1107. INTERVENTION ON BEHALF OF BONDHOLDERS. In any judicial proceeding to which the Company is a party and which, in the opinion of the Trustee and its counsel, has a substantial adverse bearing on the interests of Owners of Bonds, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the Owners of at least two-thirds of the aggregate principal amount of Bonds Outstanding hereunder and idemnified as provided in
Section 1105 hereof. The rights and obligations of the Trustee under this Section are subject to the approval of the court having jurisdiction in the premises, if such approval is required by law as a condition to such intervention.

     SECTION 1108. RELEASE OF PROPERTY FROM LIEN OF THIS INSTRUMENT. The resolutions, opinions, certificates and other

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

instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full protection and authority to the Trustee for the release of property and the withdrawal of such hereunder; but the Trustee may, in its unrestricted discretion, and shall, if requested in writing so to do by the Owners of not less than two-thirds in aggregate principal amount of Bonds then Outstanding, cause to be made such independent investigation as it may see fit, and in that event may decline to release such property or pay over such cash unless satisfied by such investigation of the truth and accuracy of the matters so investigated. The expenses of such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed to the Trustee, plus interest on disbursements therefor at the Default Rate, by the Company, and if the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any moneys in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over any of the Bonds then Outstanding.

     SECTION 1109. RIGHT OF TRUSTEE TO PERFORM CERTAIN ACTS ON FAILURE OF ISSUER. In case the Issuer or the Company shall fail seasonably to pay or to cause to be paid any tax, assessments, governmental or other charge upon any part of the property comprising the Trust Estate or the premiums on insurance on such property, the Trustee may pay such tax, assessment, governmental charge, premiums or expenses without prejudice, however, to any rights of the Trustee or the Bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at a rate equal to the Default Rate, shall be repaid by the Company upon demand, and shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over any of the Bonds and shall be paid out of the proceeds of any sale of the Trust Estate if not otherwise paid by the Company, but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the holders of at least twenty-five per centum (25%) of the aggregate principal amount of Bonds Outstanding hereunder and shall have been provided with adequate funds for the purpose of such payment.

     SECTION 1110. ADVANCEMENT OF MONEYS. Except as provided in Sections 1105 and 1108 hereof, all sums at any time advanced by the Trustee from its own funds shall bear interest at the Default Rate from the date of such advance, and the Trustee shall be entitled to be paid the amount of such interest by the Company upon demand and, if not paid by the Company, the Trustee shall have a preference for the payment to it of such interest over any of the Bonds and shall be paid the amount thereof out of the Trust Estate.

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     SECTION 1111. RETENTION OF DOCUMENTS. The Trustee shall retain all documents furnished by the Issuer and the Company in accordance with this Indenture and the Agreement so long as any of the Bonds shall be Outstanding; provided, however, that the Trustee shall not be required to retain after the Completion Date any written orders submitted by the Company pursuant to Section
2.03 of the Agreement for more than 3 years after receipt of any other documents furnished to it.

     SECTION 1112. COMPENSATION OF TRUSTEE; LIEN. Subject only to the obligation to pay the Rebate Amount, the Trustee shall have a first lien on the Project and the other property securing payment of the Bonds, and the revenues and receipts pledged hereunder and all funds held or collected by the Trustee as such (except funds held in trust for the benefit of the holders of particular Bonds) with right of payment prior to payment on account of interest or principal or premium, if any, of the Bonds issued hereunder, for reasonable compensation for all services rendered by it hereunder and for all administrative expenses including reasonable expenses, advances, disbursements and counsel fees (whether or not incurred in collection, trial, appeal or bankruptcy action or in seeking or obtaining the appointment of a successor trustee or co-trustee) incurred or made in and about the execution of the trusts hereby created and exercised and performance of the powers and duties of the Trustee hereunder and the cost and expense incurred in defending against any liability in the premises of any character whatsoever.

     SECTION 1113. TRUSTEE MAY HOLD BONDS. The Trustee in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or the Company with the same rights it would have if it were not Trustee.

     SECTION 1114. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor trustee hereunder and vested with all of the title to the trust estate and all the trusts, powers, discretions, immunities, privileges, responsibilities, liabilities and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything hereto to the contrary notwithstanding.

     SECTION 1115. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become

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

effective until the acceptance of appointment by the successor Trustee under
Section 1116 hereof;

     (b) The Trustee may resign at any time by giving written notice hereof to the Issuer and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee and such court is hereby authorized to appoint a successor Trustee under this Indenture;

     (c) The Trustee may be removed at any time by the holders of a majority in principal amount of the Outstanding Bonds by an instrument or instruments in writing delivered to the Trustee, the Issuer and the Company;

     (d) If at any time the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then (i) the Issuer may remove the Trustee, or (ii) any Bondholder who has been a bona fide holder of a Bond for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee; and

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer shall promptly appoint a successor Trustee. If, within one (1) year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by a majority in principal amount of Outstanding Bonds by an instrument or instruments in writing delivered to the Issuer, the retiring Trustee and the Company, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee shall have been so appointed by the Issuer or the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide holder of a Bond at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     SECTION 1116. CONCERNING ANY SUCCESSOR TRUSTEES. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to its immediate predecessor and to the Issuer and the Company an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed

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or conveyance, shall become fully vested with all of the estates, properties, rights, powers, trusts, duties and obligations hereby vested or intended to be vested in the predecessor trustee, but such predecessor shall, nevertheless, on the written request of either its successor, the Issuer or the Company, execute and deliver an instrument transferring to such successor all the estate, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any deed, conveyance or instrument in writing from the Issuer or the Company be required by any successor trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer and the Company. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all deeds, conveyances and other instruments provided for in this Indenture and the Agreement shall, at the expense of the Company, be forthwith filed or recorded by the successor trustee in each recording office where this Indenture and the Agreement shall have been filed or recorded.

     SECTION 1117. APPOINTMENT OF CO-TRUSTEE. In any situation in which the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies granted by this Indenture to Trustee or hold title to the properties, in trust, as therein granted, or take any other action which may be desirable or necessary in connection therewith, Trustee may appoint an additional individual or institution as a separate or co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by such Indenture to be exercised by or vested in or conveyed to Trustee with respect thereto shall be exercisable by and vest in such separate or co-Trustee, but only to the extent necessary to enable such separate or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-Trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from Issuer be required by the separate or co-Trustee so appointed by Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request be executed, acknowledged and delivered by Issuer. In case any separate or co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts,

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

duties and obligations of such separate or co-Trustee, so far as permitted by law, shall vest in and be exercised by Trustee until the appointment of a new Trustee or successor to such separate or co-Trustee.

     SECTION 1118. INSTRUMENTS AND DOCUMENTS OF BONDHOLDERS. Any request, direction, consent or other instrument in writing signed or executed by the Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders in person or by agent duly appointed by an instrument in writing. Proof of the execution of any such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

     (A) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments of deeds to be recorded within such jurisdiction, to the effect that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution.

     (B) The ownership of fully registered Bonds shall be proved by the registration books kept under the provisions of this Indenture.

     Nothing contained in this Section shall be construed as limiting the Trustee to the proof above specified, it being intended that the Trustee may accept any other evidence of the matters herein stated which it may deem sufficient. Any request or consent of the Owner of any Bond shall bind every future Owner of the same Bond in respect of anything done by the Trustee in pursuance of such request or consent.

     SECTION 1119. DETERMINATION OF BONDS OUTSTANDING. In determining whether the Owners of the requisite aggregate principal of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned by the Company or by any other obligor on the Bonds or guarantor thereof or of the performance of the Agreement, or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Bonds or guarantor thereof or of the performance of the Agreement, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or

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

controlled by or under common control with the Company or any other obligor on the Bonds or guarantor thereof or of the performance of the Agreement. In case of a dispute as to such right, any decision by the Trustee taken upon advice of independent counsel shall be full protection to the Trustee.

     SECTION 1120. FILING OF CERTAIN CONTINUATION STATEMENTS. The Company has covenanted in the Agreement to file or cause to be filed continuation statements for the purpose of continuing without lapse the effectiveness of (i) those financing statements which shall have been filed at or prior to the issuance of the Bonds in connection with the security for the Bonds pursuant to the authority of the U.C.C., and (ii) any previously filed continuation statements which shall have been filed as herein required. In addition, the Issuer and the Company shall sign and deliver to the Trustee or its designee such continuation statements as may be requested of it from time to time by the Trustee. Upon the filing of any such continuation statement the Company shall immediately notify the Issuer and the Trustee that the same has been accomplished.

     SECTION 1121. SEVERAL CAPACITIES. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent or a Co-Paying Agent, the Registrar or a Co-Registrar and any other combination of such capacities, to the extent permitted by law.

     SECTION 1122. OBLIGATIONS UNDER AGREEMENT. The Agreement imposes certain duties and obligations upon the Trustee, as more particularly provided therein. The Trustee acknowledges and agrees to perform such duties and obligations in accordance with the provisions of the Agreement as if each such duty and obligation is set forth in full in this Indenture.

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

                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES

     SECTION 1201. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Trustee may, without the consent of or notice to any of the Bondholders, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

     (a) To cure any ambiguity or formal defect or omission in this Indenture;
or

     (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee or either of them; or

     (c) To subject to the lien and pledge of this Indenture additional revenues; or

     (d) Upon the request of the Company to amend the Project and Project description to add to or change the Project; or

     (e) To assure compliance with Federal "arbitrage" and tax provisions applicable to the Bonds in effect from time to time.

     (f) To modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America, and, if they so determine, to add hereto or to any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar Federal statute;

     (g) To evidence the appointment of a separate Trustee or Co-Trustee or the succession of a new Trustee or Paying Agent hereunder.

     SECTION 1202. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS. Exclusive of supplemental indentures covered by Section 1201 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Owners of not less than two-thirds in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indentures supplemental hereto as shall be deemed

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

necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section shall permit or be construed as permitting (a) an extension of the stated maturity or reduction in the principal amount of, or reduction in the rate, or extension of the time of payment, of interest on, or reduction of any premium payable on the redemption of, any Bonds, without the consent of the Owner of such Bonds, or (b) a reduction in the aforesaid aggregate principal amount of Bonds the Owners of which are required to consent to any such supplemental indenture, without the consent of the Owners of all the Bonds at the time Outstanding which would be affected by the action to be taken, or (c) modify the rights, duties or immunities of the Trustee, without the written consent of the Trustee.

     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed to the Owners of the Bonds at least sixty (60) days prior to execution of such supplemental indenture. Such notice shall briefly set forth the nature of the proposed supplemental indenture, shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders and, in the case of any such notice mailed to the Original Purchaser, shall be accompanied by a copy of such proposed supplemental indenture. If, within sixty days or such longer period as shall be prescribed by the Issuer following the mailing of such notice, the Owners of not less than two-thirds in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture (subject, however, to the consent requirements set forth in the proviso to the first sentence of this Section 1202) shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith. The Trustee may receive an opinion of counsel (who may be counsel for the Issuer or the Company or both) that any such supplemental indenture entered into by the Issuer and the Trustee complied with the provisions of this Article and the Trustee may rely upon such opinion.

     Anything herein to the contrary notwithstanding, a supplemental indenture under this Article which affects any rights of the

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

Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture.

     SECTION 1203. TRUSTEE AUTHORIZED TO JOIN IN SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture permitted by this Article XII and, in so doing, shall be fully protected by an opinion of independent counsel that such supplemental indenture is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding supplemental indenture have been done.

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

                                  ARTICLE XIII

                             AMENDMENT OF AGREEMENTS

     SECTION 1301. AMENDMENTS, ETC., TO AGREEMENT OR NOTE REQUIRING CONSENT OF BONDHOLDERS. Neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement or Note (other than amendments, changes or modifications to the Agreement or Note necessary to bring such documents in compliance with changes made to the Indenture pursuant to
Section 1201 hereof) without notice to and the written approval or consent of the Owners of not less than two-thirds in aggregate principal amount of the Bonds at the time Outstanding given and procured as provided in Section 1202 hereof. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of an Agreement or Note the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 1202 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification, shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Bondholders, and, in the case of any notice to an Original Purchaser, shall be accompanied by a copy of such instrument.

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                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 1401. CONSENTS, ETC., OF BONDHOLDERS. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and proof of the ownership of any Bond not registered as to principal, or registered as to bearer, may be by affidavit and shall be sufficient for any of the aforesaid purposes of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, if the fact and date of the execution by any person of any such writing is proved by certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or is proved by affidavit of any witness to such execution. It shall not be necessary to surrender or present any Bond to the Trustee for any of the aforesaid purposes.

     SECTION 1402. LIMITATIONS OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture, or the Bonds, is intended or shall be construed to give to any person or company other than the Company and the parties hereto, and the Owners of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Owners of the Bonds as herein provided.

     SECTION 1403. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or sections in this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

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

     SECTION 1404. NOTICES. It shall be sufficient service of any notice, request, complaint, demand or other paper in the parties hereto if the same shall be duly mailed, postage prepaid, return receipt requested, addressed as follows:

     (a) If to the Issuer, to Pinellas County Industry Council, 2300 Tall Pines Drive, Suite 113, Largo, Florida 34641.

     (b) If to the Company, to Aerosonic Corporation, 1212 N. Hercules Avenue, Clearwater, Florida 34625, Attention: President.

     (c) If to the Trustee, to Barnett Banks Trust Company, N.A., 801 Riverside Avenue, Jacksonville, Florida 32204, Attention: Corporate Trust Department.

     (d) If to the Original Purchaser, to Barnett Bank of Pinellas County, Post Office Drawer 5128, Clearwater, Florida 33518, Attention: Mr. M. P. Freeman.

     A duplicate copy of any notice, certificate or other communication required to be given hereunder by any of the parties shall also be simultaneously given to all other parties. The Issuer, the Company, the Trustee and the Original Purchaser may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent, but such notice of change of address shall be effective only when received by the Trustee on behalf of the Bondholders, and by each other party hereto.

     SECTION 1405. TRUSTEE AS BOND REGISTRAR AND AS PAYING AGENT. The Trustee is hereby designated and agrees to act as Registrar and as Paying Agent for and in respect to the Bonds.

     SECTION 1406. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be on a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close in the City of Jacksonville, Florida, then payment of interest or principal (and premium, if any) need not be made on such date but may be made on the next succeeding business day not a Saturday, Sunday or a legal holiday or a day upon which banking institutions are authorized by law to close.

     SECTION 1407. RELIANCE BY ISSUER ON FACTS OR CERTIFICATES; INDEMNIFICATION OF ISSUER. Anything in this Indenture to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (a) the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or the Company as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (b) the Issuer shall not be under any obligation hereunder to perform any record

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

keeping or to provide any legal services, it being understood that such services shall be performed by the Company; and (c) none of the provisions of this Indenture shall require the Issuer or the Trustee to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby.

     SECTION 1408. IMMUNITY OF OFFICERS, MEMBERS AND AGENTS OF ISSUER, TRUSTEE AND ORIGINAL PURCHASER. No recourse shall be had for the enforcement of any obligation, covenant, promise or agreement of the Issuer, Trustee or the Original Purchaser contained in this Indenture or in any Bond issued hereunder or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise or agreement of the Issuer contained in the Agreement, against any officer, member or agent, as such in his individual capacity, past, present or future, of the Issuer, Trustee or the Original Purchaser or of any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that no personal liability whatsoever shall attach to, or be incurred by, any officer, member or agent, past, present or future, of the Issuer, Trustee or the Original Purchaser or of any successor corporation, either directly or by reason of the obligations, covenants, promises or agreements entered into between the Issuer and the Trustee, or by the Issuer, the Trustee or the Original Purchaser under any agreements entered into or executed by the Issuer, the Trustee or the Original Purchaser in connection with the issuance of the Bond, to be implied therefrom as being supplemental hereto or thereto and that all personal liability of that character against every such officer and member is, by the execution of this Indenture and the Bonds, and as a condition of, and as part of the consideration for, the execution of this Indenture and the Bonds, expressly waived and released.

     SECTION 1409. HEADINGS NOT PART OF INDENTURE. Any headings preceding the text of the several Articles or Sections hereof, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

     SECTION 1410. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 1411. APPLICABLE LAW. This Indenture shall be governed exclusively by the applicable laws of the State of Florida.

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

     SECTION 1412. NO LIENS. Except as expressly permitted hereunder or in the Agreement, no lien, encumbrance or other right shall be permitted with respect to the Trust Estate which is prior to or on a parity with the lien of this Indenture.

     SECTION 1413. INDENTURE EFFECTIVE UPON EXECUTION. This Indenture shall not become effective and shall be of no force and effect, unless and until it shall be executed. Any supplement to this Indenture authorized by this Indenture and any such supplemental indenture shall become effective upon its execution and delivery.

     SECTION 1414. ADVANCEMENT OF COSTS. Prior to the filing or recording of any documents contemplated in connection herewith, the Trustee may advance funds to pay any necessary closing costs including without limitation Florida documentary stamp taxes and intangible taxes, if any, and recording costs. If for any reason the sale of the Bonds is not completed, the Company agrees to reimburse the Trustee for all such disbursements.

     SECTION 1415. NO USURY. Nothing herein or in the Bonds shall permit or require the payment of interest or charges in the nature of interest in excess of that permitted by law.

                  [Remainder of page intentionally left blank]

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

     IN WITNESS WHEREOF, the Pinellas County Industry Council has caused these presents to be signed in its name and behalf by its Chairman, and its official seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created, Barnett Banks Trust Company, N.A. has caused these presents to be signed in its name and behalf by one of its authorized officers, its official seal to be hereunto affixed, executed and delivered by the Trustee this 17th day of December, 1987.

(SEAL)                                        PINELLAS COUNTY INDUSTRY COUNCIL


                                              By /s/ Charles E. Rainey
                                                 -------------------------------
                                                 Chairman

ATTEST:


/s/ William M. Castoro
-------------------------------
Secretary

STATE OF FLORIDA    :

COUNTY OF PINELLAS  :

     On the 17th day of December, 1987, before me personally appeared Charles E. Rainey and William M. Castoro with whom I am personally acquainted and who upon their several oaths acknowledged themselves to be the Chairman and Secretary, respectively, of the Pinellas County Industry Council; that they as such officers being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of said Issuer, that they know the seal of said Issuer, that the seal affixed to said instrument is such official seal, that it was so affixed by order of the Pinellas County Industry Council, and that each of them signed his name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                               /s/ Notary
                                               ---------------------------------
                                               Notary Public
                                               State of Florida at Large

My Commission Expires:

     Notary Public, State of Florida at Large.
     My Commission Expires November 5, 1988,

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

(SEAL)                                         BARNETT BANKS TRUST COMPANY,
                                                  N.A., as Trustee


                                               By /s/ Ramsay D. Breazeale
                                                  ------------------------------
                                                  Its: Assistant Vice President

STATE OF FLORIDA

COUNTY OF DUVAL

     On the 17th day of December, 1987 before me personally appeared Ramsay Breazeale with whom I am personally acquainted and who upon oath acknowledged himself/herself to be Asst. Vice President of Barnett Banks Trust Company, N.A., the within named Trustee; that he/she as such officer being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of said corporation, and that he/she signed his or her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                               /s/ Notary
                                               ---------------------------------
                                               Notary Public
                                               State of Florida at Large

My Commission Expires:

     Notary Public, State of Florida at Large.
     My Commission Expires November 5, 1988,

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

                      ACKNOWLEDGMENT AND CONSENT OF COMPANY

     The undersigned, on behalf of Aerosonic Corporation, a Delaware corporation authorized to transact business in the State of Florida, HEREBY ACKNOWLEDGES NOTICE OF, AND HEREBY CONSENTS TO (a) the assignment provisions contained within the Granting Clauses of the foregoing Trust Indenture, and (b) all terms and conditions set forth in said Trust Indenture, and intending to be legally bound, HEREBY AGREES with the PINELLAS COUNTY INDUSTRY COUNCIL and BARNETT BANKS TRUST COMPANY, N.A., as Trustee, to perform, accept or be bound by any applicable terms and conditions set forth in said Trust Indenture.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of December 17, 1987.


                                               By: /s/ David S. Goldman
                                                   -----------------------------
                                                   Executive Vice President

(SEAL)

Attest:


/s/ Rita Redman
----------------------------
Authorized Officer

     NOTARY PUBLIC STATE OF FLORIDA
     MY  COMMISSION EXP. MAY 14, 1988
     BONDED THRU GENERAL INS. UND.

                                       77

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                                   Exhibit "A"

DESCRIPTION:

     Begin at the Northeast corner of the Southeast 1/4, of the Northwest 1/4, of Section 12, Twp. 29, Rng. 15e; Thence run S.00DEG. 16' 59" W., along the North/South center of section a distance of 350.0 feet; thence run N.89DEG. 20' 05" W. a distance of 50.0 feet for a point of begining. Thence continue N.89DEG. 20' 05" W. a distance of 450.00 feet, thence S.00DEG. 16' 59" W. a distance of 415.00 feet, thence S.89DEG. 20' 05" E. a distance of 450.00 feet, thence N.00DEG. 16' 59" E. a distance of 415.00 feet to the point of begining; all being in tract "A" of the re-plat of blocks 1 through 19, inclusive, of MARYMONT SUBDIVISION, as recorded in Plat Book 39, Page 31, of the Public Records of Pinellas County, Florida.

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                                    EXHIBIT B

     The following, whether now owned or hereafter acquired:

     All minerals, soil, flowers, shrubs, crops, trees, timber and other emblements now or hereafter on the Real Estate described in Exhibit A (the "Real Estate") or under or above the same or any part or parcel thereof.

     All machinery, apparatus, equipment, fittings, fixtures, including, but without limiting the generality of the foregoing, all after acquired property and property not financed with the proceeds of the Bond, all heating, air conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication apparatus; boilers, ranges, furnaces, oil burners or units thereof; appliances; air-cooling and air conditioning apparatus; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; wall beds; built-in refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; together with all building materials and equipment now or hereafter delivered to the Real Estate and intended to be installed therein, including but not limited to lumber, plaster, cement, shingles, roofing, plumbing fixtures, pipe, lath, wallboard, cabinets, nails, sinks, toilets, furnaces, heaters, brick, tile, water heaters, screens, window frames, glass, doors, flooring paint and lighting fixtures; together with all additions and accessions thereto and replacements thereof.

     All of the water, sanitary and storm sewer systems which are now or hereafter located by, over, and upon the Real Estate or any part and parcel thereof, and which water system includes all water mains, service laterals, hydrants, valves and appurtenances, and which sewer system includes all sanitary sewer lines, including mains, laterals, manholes and appurtenances.

     All paving for streets, roads, walkways or entrance ways which are now or hereafter located on the Real Estate or any part or parcel thereof.

     All interest as lessor in and to all leases or rental arrangements of the Real Estate, or any part thereof, heretofore made and entered into, and in and to all leases or rental arrangements hereafter made and entered into, together with any and all guarantees of such leases or rental arrangements and including all present and future security deposits and advance rentals.

     All machinery, furniture, equipment and other tangible personal property of every kind and description acquired directly or indirectly with proceeds of the Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project).

     All rights under agreements to sell or otherwise convey the Real Estate or any collateral listed herein and all cash and noncash proceeds thereof, including purchase money, promissory notes and installment sales agreements, and any rights in collateral or guaranties securing any such notes or other proceeds.

     Any and all awards or payments, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to, taking of, or decrease in the value of the Real Estate, all improvements thereof and other collateral in this Exhibit.

     All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter provided pursuant to the terms of security agreements, and all proceeds or sums payable for the loss of or damage to (a) the Real Estate, any improvements thereto, or the collateral described herein, or (b) rents, revenues, income, profits or proceeds from leases, franchises, concessions or licenses of or on any part of the Real Estate.

     All contracts and contract rights arising from contracts entered into in connection with development, construction upon, operation or sale of part or all of the Real Estate, including contract or sales deposits, and all proceeds thereof.

     All architectural and engineering plans and specifications, surveys, site plans, appraisals, feasibility studies and development proposals and other general intangibles now or hereafter existing pertaining to the construction of the Real Estate.

     All rights under payment, performance, and other types of bonds relating to the ownership, development, construction or operation of the Real Estate or any improvements thereto and all rights under governmental and nongovernmental permits, licenses and agreements relating to the ownership, development, construction or operation of the Real Estate or improvements thereto.

     All rights under any covenants or restrictions now or hereafter affecting the Real Estate, including the right to grant waivers and releases and all other rights of the owner or declarant thereunder.

     All substitutions for, amendments to or modifications, extensions or renewals of any collateral described herein and all proceeds thereof, in whatever form.

                                    EXHIBIT C

                                 PROMISSORY NOTE

                                December 17, 1987

$1,800,000                                              PINELLAS COUNTY, FLORIDA

     On or before December 17, 2012, for value received, the undersigned promises to pay to the order of the PINELLAS COUNTY INDUSTRY COUNCIL, a special district and a public body corporate and politic in Pinellas County, Florida (the "Issuer"), the principal sum of one Million Eight Hundred Thousand Dollars ($1,800,000), together with interest and other amounts from the date hereof at the rate and as specified in the Financing Agreement of even date herewith (the "Agreement") to which a copy of this Note is annexed as Exhibit "C" thereto and incorporated by reference therein and as specified in the Trust Indenture (the "Indenture") of even date herewith between the Issuer and Barnett Banks Trust Company, N.A., as trustee (the "Trustee") under the Indenture.

     The principal payments on this Note shall be payable on the 17th day of each March, June, September and December commencing on December 17, 1988 as provided in the Agreement with all principal and interest due and payable not later than December 17, 2012.

     Aerosonic Corporation, a Delaware corporation authorized to transact business in the State of Florida (the "Company"), specifically agrees to make payment hereunder at such times and in such amounts as are necessary for payment or prepayment of the principal of, premium, if any, interest on and other amounts payable under the Issuer's $1,800,000 Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) (the "Bond"), the Indenture, the Agreement and the Mortgage (as hereinafter defined) and it is specifically agreed and understood, notwithstanding anything herein to the contrary, that each payment under this Note shall at all times be sufficient to pay the total amount of each payment or prepayment on the Bond when due. The obligations of the Company to make payments under this Note are absolute and unconditional and are not subject to diminution by set-off, counterclaim, abatement or otherwise.

     This Note is secured by collateral, including but not limited to, the Agreement and by a Mortgage and Security Agreement (the "Mortgage") by and between the Company, as mortgagor, and the Issuer, as mortgagee, of even date herewith pledging and creating a lien on certain property of the maker, and is further secured by the Indenture, all of which is provided for and set forth in the Agreement, the Mortgage and the Indenture. It is expressly agreed that all terms, covenants, conditions and agreements contained in the Agreement, the Mortgage and the Indenture executed in connection herewith are hereby incorporated by reference in this instrument as though fully set forth at length herein and the rate of interest hereon, prepayment provisions and all other substantive terms hereof shall be as set forth in said documents. In the event of conflict between this Note and the Agreement, the Mortgage or the Indenture, the terms and conditions of the Agreement shall control. This Note shall be deemed to be in default upon the occurrence of any event of default which under the terms of the Agreement, the Mortgage or the Indenture securing this Note constitutes an event of default. Upon the occurrence of an event of default the holder of this Note may, at its option, declare all unpaid indebtedness evidenced by this Note and any modifications thereof immediately due and payable without notice regardless of the date of maturity. Failure at any time to exercise this option does not constitute a waiver of the right to exercise the same at any other time.

     Additional payments, including additional interest, are payable on this Note upon the occurrence of a Determination of Taxability, as set forth in the Agreement and the Bond. Except as provided for such additional payments, this
Note is subject to prepayment by the Company in full or in part at any time and from time to time at 102% of the principal amount of this Note on and before the first anniversary date of this Note, at 101% of the principal amount of the Note after the first anniversary date of this Note but on or before the second anniversary date of this Note, and without payment of penalty and premium after the second anniversary date of this Note.

     The Bondholder has the option to require redemption of the Bond, pursuant to and on the terms specified in the Bond, and in such event this Note shall be prepaid in the same amount and at the same time as redemption required on the Bond.

     Each maker and endorser for itself, its legal representatives, successors and assigns, severally and expressly waives presentment demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, diligence in collection, and the benefit of any exemption under any exemption or insolvency laws, and consents that the holder hereof at the request of any other person or entity liable hereon, without notice, may release or surrender, exchange or substitute, any personal property now held or which may hereinafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby and such consent shall not alter nor diminish the liability of any other person or entity liable hereon.

     This Note is assignable to the Trustee as provided in the Indenture.

     This Note shall be governed by the laws of the State of Florida, which laws shall be applicable in the interpretation, construction and enforcement hereof. Nothing herein or in the Agreement shall permit or require the payment of interest or charges in the nature of interest in excess of that permitted by law.

(SEAL)                                         AEROSONIC CORPORATION

ATTEST:


/s/ Rita Redman                                /s/ David S. Goldman
---------------------------------              ---------------------------------
Authorized Officer                             Executive Vice President

                           ASSIGNMENT TO THE TRUSTEE

     For value received, the Pinellas County Industry Council hereby grants, bargains, sells, conveys and assigns unto Barnett Banks Trust Company, N.A., as Trustee under the Trust Indenture mentioned in the foregoing Promissory Note, and unto its successors in trust, and to its assigns all of the Issuer's right, title and interest in and the present and continuing rights to make claim for, collect, receive and receipt for the payments and revenues arising from the Issuer's rights in the foregoing Promissory Note dated December 17, 1987 and the right to bring actions and proceedings under the said Promissory Note.

     Dated this 17th day of December, 1987.

(SEAL)                                         PINELLAS COUNTY INDUSTRY COUNCIL

ATTEST:


/s/ William M. Castoro                         By: /s/ Charles E. Rainey
-----------------------------                     -----------------------------
Secretary                                         Chairman
construction and enforcement hereof. Nothing herein or in the Agreement shall permit or require the payment of interest or charges in the nature of interest in excess of that permitted by law.

(SEAL)                                         AEROSONIC CORPORATION

ATTEST:


/s/ Rita Redman                                /s/ David S. Goldman
---------------------------------              ---------------------------------
Authorized Officer                             Executive Vice President